                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ____)

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ X ]   Preliminary Proxy Statement
[   ]   Confidential, for Use of the Commission Only (as permitted by Rule
        14a-6(e)(2))
[   ]   Definitive Proxy Statement
[   ]   Definitive Additional Materials
[   ]   Soliciting Material Pursuant to §240.14a-12

                               AMREP CORPORATION
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                (Name of Registrant as Specified In Its Charter)

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     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]   No fee required.
[   ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

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         (2) Aggregate number of securities to which transaction applies:

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         (3) Per unit  price  or other  underlying value of transaction computed pursuant  to Exchange  Act Rule 0-11.  (Set forth the amount on which the filing fee is calculated and state how it was determined):

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         (4) Proposed maximum aggregate value of transaction:

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         (5) Total fee paid:

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[   ]  Fee paid previously with preliminary materials.

[   ]  Check box if  any part of the fee is  offset as provided by Exchange  Act
Rule0-11(a)(2) and identify the filing  for  which the  offsetting  fee was paid previously.  Identify the previous filing by registration  statement  number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:

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                                PRELIMINARY COPY

                                AMREP CORPORATION

                            (An Oklahoma corporation)

                  NOTICE OF 2006 ANNUAL MEETING OF SHAREHOLDERS

                               September 20, 2006

     NOTICE IS HEREBY  GIVEN that the 2006  Annual  Meeting of  Shareholders  of
AMREP  Corporation  (the  "Company")  will be held at the  Conference  Center at
Normandy Farm,  Route 202 and Morris Road, Blue Bell,  Pennsylvania on September
20, 2006 at 9:00 A.M. for the following purposes:

          (1)  To elect two directors;

          (2)  To approve an amendment to the  Certificate of  Incorporation  of
               the  Company  allowing   vacancies  in  the  Board  of  Directors
               resulting  from an  increase  in the  number of  directors  to be filled by the Board;

          (3)  To approve the adoption of the Company's 2006 Equity Compensation
               Plan; and

          (4)  To consider and act upon such other business as may properly come before the meeting.

     In accordance with the By-Laws,  the Board of Directors has fixed the close of business on July  31, 2006 as the record date for the  determination  of shareholders of the Company entitled to notice of and to vote at the meeting and any adjournment  thereof.  The list of such  shareholders  will be available for inspection  by  shareholders  during  the ten days  prior to the  meeting at the
offices   of  the   Company,   212   Carnegie   Center,   Suite   302,
Princeton, New Jersey.

     Whether or not you expect to be present at the meeting,  please mark,  date and sign the enclosed  proxy and return it to the Company in the  self-addressed envelope  enclosed for that purpose.  The proxy is revocable and will not affect your right to vote in person in the event you attend the meeting.

                                  By Order of the Board of Directors

                                  Joseph S. Moran, Secretary
Dated:       August ____, 2006
             Princeton, New Jersey

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Upon the written  request of any  shareholder  of the Company,  the Company will provide to such  shareholder a copy of the Company's  annual report on Form 10-K for fiscal 2006,  including the financial  statements and the schedules thereto, filed  with the  Securities  and  Exchange  Commission.  Any  request  should be directed to Joseph S. Moran, Secretary, AMREP Corporation,  212 Carnegie Center,
Suite 302, Princeton,  New Jersey 08540. There will be no charge for such report unless one or more exhibits  thereto are requested,  in which case the Company's reasonable expenses of furnishing exhibits may be charged.
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                                PRELIMINARY COPY

                                AMREP CORPORATION
                         212 Carnegie Center, Suite 302
                           Princeton, New Jersey 08540
                            __________________________

                                 PROXY STATEMENT
                            __________________________

                         ANNUAL MEETING OF SHAREHOLDERS

                  To be Held at 9:00 A.M. on September 20, 2006

     This Proxy  Statement is furnished in connection  with the  solicitation of proxies by the Board of Directors of AMREP  Corporation  (the "Company") for use
at  the  Annual  Meeting  of   Shareholders   of  the  Company  to  be  held  on
September  20, 2006 and at any  continuation  or  adjournment  thereof (the
"Annual Meeting").  Anyone giving a proxy may revoke it at any time before it is exercised  by  giving  the  Secretary  of  the  Company  written  notice  of the revocation,  by  submitting  a proxy  bearing a later date or by  attending  the
Annual Meeting and voting.  This Proxy Statement and the accompanying  Notice of
Annual Meeting and proxy form are first being sent to  shareholders  on or about
August ____, 2006.

     All properly  executed,  unrevoked  proxies in the enclosed  form which are received in time will be voted in accordance with the  shareholders'  directions and,  unless  contrary  directions are given,  will be voted for the election as directors of the nominees named below and for approval of the proposed amendment to the Certificate of Incorporation and adoption of the 2006 Equity Compensation
Plan. The presence,  in person or by proxy,  of the holders of a majority of the outstanding  shares  of  Common  Stock of the  Company  authorized  to vote will constitute  a quorum for the  transaction  of  business  at the Annual  Meeting.
Abstentions and broker non-votes will be counted in determining whether a quorum is present at the Annual Meeting.

     Directors are elected by a plurality of the votes of the shares  present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors,  and abstentions and broker non-votes have no effect. The favorable vote of the holders of at least  two-thirds of the outstanding  shares of Common Stock is required to approve the proposed amendment to the Certificate of  Incorporation,  and the favorable vote of a majority of the shares of Common
Stock  present in person or by proxy at the meeting and  entitled to vote on the proposal is required  to approve  the  adoption of the 2006 Equity  Compensation
Plan.  Abstentions  will have the effect of  negative  votes on both  proposals.
Broker non-votes will have the effect of negative votes on the proposal to amend the Certificate of Incorporation  and will be treated as not entitled to vote on the Equity  Compensation  Plan proposal and,  therefore,  will have no effect on that vote.

     A copy of the 2006  Annual  Report of the Company for the fiscal year ended
April 30, 2006,  including  financial  statements,  accompanies  this Proxy
Statement.  Such  Annual  Report  does  not  constitute  a  part  of  the  proxy solicitation material.

     Only shareholders of record at the close of business on July 31, 2006, the date fixed by the Board of Directors  in  accordance  with the By-Laws,  are entitled to notice of and to vote at the Annual  Meeting.  As of  July  31,
2006, the Company had issued and outstanding  6,643,612  shares of Common Stock, par value $.10 per share.  Each share of Common Stock is entitled to one vote on matters to come before the Annual Meeting.

                            COMMON STOCK OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     Set forth in the following table is information concerning the ownership of the Common  Stock of the Company by the persons  who,  to the  knowledge  of the
Company, own beneficially more than 5% of the outstanding shares. The table also sets  forth  the  same  information  concerning  beneficial  ownership  for each director of the Company, each executive officer of the Company and all directors and executive  officers of the Company as a group.  Unless otherwise  indicated, reported ownership is as of July 31, 2006, and the Company understands that the beneficial  owners have sole voting and investment power with respect to the shares  beneficially  owned by  them.  In the case of  directors  and  executive officers, the information below has been provided by such persons at the request of the Company.

                                               Shares Owned                % of
Beneficial Owner                               Beneficially(1)             Class
----------------                               ------------                -----

Nicholas G. Karabots (Director)                  3,645,953 (2)              54.9
P.O. Box 736
Fort Washington, PA 19034

Albert V. Russo (Director)                       1,222,690 (3)              18.4
Lena Russo, Clifton Russo,
Lawrence Russo
American Simlex Company
401 Broadway
New York, NY 10012

Dimensional Fund Advisors Inc.                     387,936 (4)               5.8
1299 Ocean Avenue
Santa Monica, CA 90401

Other Directors and Executive Officers
Edward B. Cloues II                                 15,250                    *
Lonnie A. Coombs                                    12,250                    *
Michael P. Duloc                                     5,000 (5)                *
Elmer F. Hansen, Jr.                                 1,750                    *
Joseph S. Moran                                         -                     -
Peter M. Pizza                                          -                     -
Samuel N. Seidman                                   13,250                    *
James Wall                                           8,057 (6)                *

Directors and Executive Officers as a Group
(10 persons)                                     4,923,200 (2),(3),(5),(6)  74.0
_____________________________
*        Indicates less than 1%.

                                     - 2 -

(1)  The shareholdings include 500 shares for each of Messrs.  Karabots,  Cloues and Hansen,  1,500  shares for Messrs.  Coombs and Seidman and 2,500 shares for Albert V. Russo which such persons  have the right to acquire  pursuant to options issued under the Company's  Non-Employee  Directors  Option Plan that are now exercisable or will become so on September 22, 2006.
(2)  Includes  580,615  shares  owned  by The  Karabots  Foundation,  a  private non-profit  corporation  founded  by Mr.  Karabots  and of  which he is the
     President,  Foundation  Manager  and  one of two  directors.  Mr.  Karabots disclaims  beneficial  ownership  of  the  shares  owned  by  The  Karabots
     Foundation.
(3)  Albert V. Russo, Lena Russo, Clifton Russo and Lawrence Russo have reported that they share  voting  power as to these shares and that each of them has sole  dispositive  power  as  to  the  following  numbers  of  such  shares representing  the indicated  percentages of the  outstanding  Common Stock:
     Albert V.  Russo - 683,491  (10.3%);  Lena Russo - 50,540  (0.8%);  Clifton
     Russo - 263,117 (4.0%); and Lawrence Russo - 225,542 (3.4%).
(4)  Dimensional  Fund Advisors Inc.  ("Dimensional"),  a registered  investment advisor,  is deemed to have  beneficial  ownership of these shares,  all of which are held in portfolios  of four  registered  investment  companies or other investment  vehicles,  including  commingled group trusts,  for which
     Dimensional serves as investment manager or investment advisor. Dimensional disclaims  beneficial  ownership  of all such  shares.  This  ownership  is reported  in a February  6, 2006  amendment  to the  Schedule  13G filed by
     Dimensional with the Securities and Exchange Commission.
(5)  Held jointly with Mr. Duloc's spouse.
(6)  Includes 287 shares held in the Company's  Savings and Salary Deferral Plan allocated to the account of Mr. Wall.

                              ELECTION OF DIRECTORS

     The Board of Directors of the Company is a  classified  board  divided into three classes - Class I consisting of two directors,  Class II consisting of two directors and Class III consisting of three  directors.  Each class of directors serves for a term of three years. At this Annual Meeting,  two Class I directors will be  elected  to serve  until  the  2009  Annual  Meeting  and  until  their successors are elected and qualified.

     The Board of  Directors is  nominating  Edward B. Cloues II and James Wall, who are  incumbent  Class I  directors,  for  election  at the  Annual  Meeting.
Although  the Board of  Directors  does not expect  that  either of the  persons nominated  will be unable to serve as a director,  should  either of them become unavailable  for election it is intended that the shares  represented by proxies in the accompanying form will be voted for the election of a substitute  nominee or nominees selected by the Board.

     The Board of Directors unanimously  recommends a vote "for" the two Class I nominees.

     The following  table sets forth  information  regarding the nominees of the
Board of Directors for election and the  directors  whose terms of office do not expire this year.

                                     - 3 -

                              Year First
                              Elected As  Principal Occupation For Past
Name                    Age   A Director  Five Years and Current Directorships
----                    ---   ----------  ------------------------------------

Nominees to serve until the 2009 Annual Meeting (Class I)

Edward B. Cloues II      58       1994    Chairman  and Chief  Executive Officer
                                          of K-Tron International, Inc.,   a
                                          material handling equipment
                                          manufacturer;   Director   of  K-Tron
                                          International,  Inc.,  Penn Virginia
                                          Corporation and  Penn  Virginia
                                          Resource GP, the general partner of
                                          Penn Virginia Resource Partners, L.P.

James Wall               69       1991    Chairman of the Board,  President  and
                                          Chief Executive  Officer  of AMREP
                                          Southwest Inc., a  wholly-owned
                                          subsidiary  of the Company;  Senior
                                          Vice President of the Company.

Directors continuing in office until the 2008 Annual Meeting (Class III)

Elmer F. Hansen, Jr.     69       2005    President/Chief Executive Officer of
                                          Hansen  Properties, Inc., a  company
                                          engaged  in the  development  and
                                          management of real estate investments.

Nicholas G. Karabots     73       1993    Chairman of the Board and Chief
                                          Executive Officer of Kappa Media
                                          Group, Inc., Spartan Organization,
                                          Inc., Jericho  National  Golf Club,
                                          Inc. and other  private companies,
                                          which companies are engaged
                                          primarily in the publishing,
                                          printing, recreational sports and
                                          real estate businesses.

Albert V. Russo          52       1996    Managing  Partner, Russo  Associates,
                                          Pioneer Realty,  401 Broadway  Realty
                                          Company and  related real estate
                                          entities; Partner,  American Simlex
                                          Company, textile exports.

                                     - 4 -

                              Year First
                              Elected As  Principal Occupation For Past
Name                    Age   A Director  Five Years and Current Directorships
----                    ---   ----------  ------------------------------------

Directors continuing in office until the 2007 Annual Meeting (Class II)

Samuel N. Seidman        72       1977    President of  Seidman  &  Co.,  Inc.,
                                          economic consultants  and  investment
                                          bankers;  Director,  Chairman of  the
                                          Board  and  Chief   Executive Officer
                                          of Productivity  Technologies   Corp.,
                                          manufacture   of  metal  forming  and
                                          handling automation  equipment  and  a
                                          wirer  of  control panels.

Lonnie A. Coombs         58       2001    Certified  Public Accountant,  Lonnie
                                          A. Coombs, CPA,  accounting,  tax  and
                                          business consulting services.

     Each current  director has served  continuously  since the year in which he was first elected.

                    THE BOARD OF DIRECTORS AND ITS COMMITTEES

     The Company's  Common Stock is listed on the New York Stock  Exchange,  and the Company is subject to the  Exchange's  Corporate  Governance  Standards (the
"Governance Standards"). The Governance Standards, among other things, generally require a listed company to have independent directors within the meaning of the
Governance  Standards as a majority of its board of directors  and for the board to have a nominating/corporate governance committee and a compensation committee
composed  entirely  of  independent   directors.   However,  the  Company  is  a
"controlled  company"  within the meaning of the  Governance  Standards  because
Nicholas G.  Karabots  and  entities  related to him have the power to vote more than a majority of the outstanding  Common Stock,  and the Governance  Standards permit a controlled company to choose not to comply with those requirements. The
Board has chosen not to have a nominating/corporate  governance committee. Also, the Board has chosen not to comply with the Governance  Standards  applicable to compensation  committees.  Although  the  Board  has a  Compensation  and  Human
Resources  Committee,  not all of its members are  independent  directors  as is required by the Governance Standards.

     Under the  Governance  Standards,  a director  of the  Company  will not be considered  independent  if such person has any material  relationship  with the
Company,  either  directly,  or  as a  partner,  shareholder  or  officer  of an organization that has a relationship with the Company.  The Governance Standards also provide that the presence of any of the following particular  relationships will preclude a determination of independence:

     (1) the director  is, or has been within the last three years,  an employee of the Company,  or an immediate  family  member is, or has been within the last three years, an executive officer of the Company;

     (2) the director has  received,  or has an immediate  family member who has received,  during any twelve-month period within the last three years, more than $100,000 in direct compensation from the Company,  other than director

                                     - 5 -

     and committee fees and pension or other forms of deferred  compensation for prior service  (provided such  compensation is not contingent in any way on continued service);

     (3) (A) the director or an immediate  family member is a current partner of a firm that is the Company's internal or external auditor; (B) the director is a current  employee of such a firm;  (C) the  director  has an immediate family member who is a current employee of such a firm and who participates in the firm's  audit,  assurance or tax  compliance  (but not tax planning)
     practice;  or (D) the director or an immediate family member was within the last three  years (but is no longer) a partner or  employee  of such a firm and personally worked on the Company's audit within that time;

     (4) the director or an immediate  family  member is, or has been within the last three years, employed as an executive officer of another company where any of the Company's present executive  officers at the same time serves or served on that company's compensation committee; or

     (5) the director is a current employee,  or an immediate family member is a current  executive  officer,  of a company  that has made  payments  to, or received  payments  from, the Company for property or services in an amount which,  in any of the last three  fiscal  years,  exceeds the greater of $1 million or 2% of such other company's consolidated gross revenues.

     Mr.  Karabots  does  not  qualify  as an  independent  director  under  the
Governance  Standards.  He owns and he and  certain  of his family  members  are executives  of  publishers  that  annually  make  payments  to the  Company  for distribution  and  fulfillment  services in amounts greater than permitted under the Governance Standards for a director to be considered independent.  Also, his son-in-law,  Michael P. Duloc, is the chief  operating  officer of the Company's fulfillment and distribution services businesses.

     Based  principally  on  their  responses  to  questions  to  these  persons
regarding  the   relationships   addressed  by  the  Governance   Standards  and
discussions  with  them,  the Board has  determined  that,  except  for  Messrs.
Karabots  and  Wall,   all  of  its  members  meet  the  director   independence
requirements  of the  Governance  Standards.  The  Board was  informed  that Mr.
Coombs, who is a certified public accountant,  for many years has provided,  and expects  to  continue  to  provide,  business  and tax  consulting  services  to companies owned by Mr. Karabots, including companies which are customers for the
Company's distribution and fulfillment services. The revenues from such business and tax  consulting  services  for the  Company's  last three  fiscal years have accounted for from 16.5% to 7.7% of Mr. Coombs'  professional  service  revenues over those years.  However,  the Board  concluded that Mr. Coombs'  relationship with Mr. Karabots and his companies is as an independent contractor,  and not as an employee,  partner,  shareholder or officer, and would not interfere with Mr.
Coombs' independence from the Company's management.

     The nominees  for election as directors  are selected by the whole Board of
Directors.  The Board has no charter addressing the director  nomination process or any specific  qualifications for nominees to meet. If the Board determines in the future to seek any new director, it will consider the qualifications for the position  at  that  time.  The  Board  will  consider  candidates  for  director recommended by  shareholders  on the same basis as any other proposed  nominees.

                                     - 6 -

Any  shareholder  desiring to propose a candidate  for selection as a nominee of the Board for election at the 2007 Annual Meeting may do so by sending a written communication  no later  than May 1,  2007 to AMREP  Corporation,  212  Carnegie
Center, Suite 302, Princeton, New Jersey 08540, Attention:  Corporate Secretary,
identifying the proposing shareholder, specifying the number of shares of Common
Stock held and  stating  the name and  address of the  proposed  nominee and the information  concerning  such person that the  regulations of the Securities and
Exchange  Commission  require be included in a proxy statement  relating to such person's election as a director.  Shareholders  should recognize that so long as
Mr. Karabots remains the Company's controlling  shareholder,  his concurrence is necessary for the election of any director.

     In July 2004 in response to the  Governance  Standards,  the Board  adopted
Corporate Governance Guidelines (the "Guidelines") which address various matters involving  the Board and the conduct of its  business.  The Board also adopted a new Code of Business  Conduct and Ethics  setting  forth  principles of business conduct applicable to the directors,  officers and employees of the Company. The
Guidelines and Code of Business  Conduct and Ethics,  as well as the charters of the Board's Audit Committee and Compensation and Human Resources Committee,  may
be  viewed  under   "Corporate   Governance"   on  the   Company's   website  at
www.amrepcorp.com,  and written copies will be provided to any shareholder  upon request to the Company at AMREP  Corporation,  212 Carnegie  Center,  Suite 302,
Princeton, New Jersey 08540, Attention: Corporate Secretary. The Company intends to disclose on its website any  amendment  to or waiver of any  provision of the
Code of  Business  Conduct  and  Ethics  that  applies  to any of its  executive officers, including its principal financial and accounting officer.

     Directors are expected to attend Annual Meetings of Shareholders and all of the incumbent directors attended last year's Annual Meeting. The Board held four meetings  during  the  last  fiscal  year,  and all of the  incumbent  directors attended at least 75% of the total of those  meetings  and the  meetings  during such year of the Board  Committees of which they were  members.  Pursuant to the
Guidelines, the Board has established a policy that the non-management directors meet in executive  session at least two times per year and that the  independent directors  also meet in executive  session at least twice per year. The Chairman of the Board  (currently,  Edward B. Cloues II), if in  attendance,  will be the presiding  director at each such executive session;  otherwise,  those attending will select a presiding director.

     Any  shareholder  wishing  to  communicate  with  the  Board  or any of the directors may send a written  communication to AMREP  Corporation,  212 Carnegie
Center, Suite 302, Princeton,  New Jersey 08540, Attention:  Corporate Secretary
for forwarding to the intended person or persons.

     The Board has an Executive  Committee  which generally has the power of the
Board and acts, as needed,  between meetings of the Board.  Also, in the absence of a Chief Executive Officer (the Company has not had a CEO since January 1996), the  Committee is charged  with the  oversight of the  Company's  business.  The current  members of the Committee are Messrs.  Cloues,  Karabots and Russo.  Mr.
Cloues is Chairman of the Board and of the Committee and is compensated  for his services in those  positions at the rate of $135,000 per year.  Mr.  Karabots is
Vice-Chairman  of the Board and of the  Committee and the Company pays a monthly fee of $10,000 to a company that he owns for making him available to act in such positions.  These payments to Messrs. Cloues and Karabots are in addition to the other fees paid to them as directors and members of the  Compensation  and Human

                                     - 7 -

Resources  Committee.  During the last fiscal year, the Executive  Committee met four times on a formal basis and frequently on an informal basis

     The  Board  also  has an  Audit  Committee  and a  Compensation  and  Human
Resources  Committee.  For fiscal 2006,  the fee payable to members of the Audit
Committee for each Committee  meeting attended was $1,000.  For fiscal 2006, the fee payable to members of the  Compensation  and Human  Resources  Committee for
each Committee meeting attended was $750.

     Each member of the Audit Committee is an independent  director,  as defined by the Governance  Standards.  The Committee  operates  under a written  charter adopted by the Board of Directors, most recently on July 13, 2004. The duties of the Audit Committee include (i) appointing the Company's independent  registered public  accounting firm,  approving the services to be provided by that firm and its  compensation  and reviewing  that firm's  independence  and  performance of services,  (ii)  reviewing  the scope and  results  of the  yearly  audit by the independent  registered  public  accounting  firm, (iii) reviewing the Company's system of internal  controls and procedures,  (iv) reviewing with management and the  independent  registered  public  accounting  firm the Company's  annual and quarterly financial statements,  (v) reviewing the Company's financial reporting and accounting standards and principles,  and (vi) overseeing the administration of the Guidelines.  This Committee reports regularly to the Board concerning its activities. The current members of this Committee are Messrs. Coombs, Hansen and
Seidman  (Chairman),  each  of whom  has  been  determined  by the  Board  to be independent  and  financially  literate  within the  meaning  of the  Governance
Standards.  The Board has also  determined  that Mr. Coombs,  who is a certified public accountant,  qualifies as an audit committee  financial expert within the meaning of Securities and Exchange Commission  regulations.  The Audit Committee held five meetings during the last fiscal year.

     Under its charter,  adopted by the Board in July 2005, the Compensation and
Human Resources  Committee is responsible  for determining  salaries and bonuses for the  executives of the Company and its  subsidiaries,  establishing  overall compensation and benefit levels and fixing bonus pools for other employees,  and making  recommendations  to the  Board  concerning  other  matters  relating  to employees and regarding director compensation. The members of this Committee are
Messrs. Cloues,  Karabots (Chairman) and Russo, and it held five meetings during the last fiscal year.

     For fiscal 2006, each  non-employee  director of the Company was paid a fee of $20,000 in addition to fees paid to such  director as a member of one or more
Board Committees.  Additionally,  under the 2002  Non-Employee  Directors' Stock
Plan,  each  non-employee  director  receives a grant from the  Company of 1,250 shares of its Common Stock on each March 15 and September 15 as partial  payment for services for the preceding six months. Regarding the fiscal 2006 grants, the last  sales  prices  for the  Common  Stock on the New York  Stock  Exchange  on
September 15, 2005 and March 15, 2006 were $27.28 and $31.40.

     Also,  through the 2005 Annual Meeting of Shareholders,  the Company had in
effect the Non-Employee Directors Option Plan, under which following each Annual
Meeting each non-employee  director was granted an option covering 500 shares of
Common Stock of the Company.  The price per share  payable upon exercise of such option was either (i) the mean  between  the highest  and lowest  reported  sale price of the Common  Stock on the date of grant on the New York Stock  Exchange,

                                     - 8 -

or (ii) the price of the last sale of Common Stock on that date as quoted on the
New York Stock Exchange, whichever was higher. For the options granted following the 2005 Annual Meeting, the exercise price is $24.88 per share. Options granted under the Plan are first  exercisable  as to all or any  portion  of the  shares covered thereby one year after the date of grant and expire five years after the date of grant.  The  Board  terminated  the Plan  effective  following  the 2005 grants.

                   AMENDMENT TO CERTIFICATE OF INCORPORATION

     The Certificate of Incorporation of the Company provides for the By-Laws to fix  the  size of the  Board  of  Directors,  subject  to a  maximum  of  twelve directors. The size of the Board is presently fixed at seven directors. Although the Board has the  authority  to amend the  By-Laws  to  increase  the number of directors,  the  Certificate  of  Incorporation  at  present  permits  only  the shareholders to fill vacancies created by such Board action.

     The Board of Directors believes that this limit on its authority interferes with its ability to efficiently  manage the business and affairs of the Company.
Although the Board has no present  intention to seek  additional  directors,  it believes  that the  Company's  business  and the enhanced  corporate  governance
responsibilities   of  the  Board,   as  well  as  the   possibility  of  future
acquisitions,  may create a future need or desire to expand the Board. The Board believes that the current  requirement  that only the shareholders may elect the additional directors with the attendant extension of the period for the election process could  unnecessarily  delay the  implementation  of desired increases in
Board membership and might hamper the ability of the Board to convince  suitable candidates to join the Board.

     The Board  therefore  is  proposing  an  amendment  to the  Certificate  of
Incorporation,  the  text of which  is  included  as  Appendix  A to this  Proxy
Statement,  allowing the Board to fill  vacancies  resulting from an increase in its size.  The authority  proposed to be granted to the Board will not alter the existing authority of the shareholders as well to fill such vacancies.

     If  the  shareholders  approve  the  proposed  amendment,  it  will  become effective  upon the filing of a Certificate  of Amendment to the  Certificate of
Incorporation  with the Oklahoma  Secretary  of State which is intended  will be done promptly after the Annual Meeting.

     The Board of  Directors  unanimously  recommends  a vote "for" the proposed amendment to the Certificate of Incorporation.

                  APPROVAL OF ADOPTION OF THE AMREP CORPORATION
                          2006 EQUITY COMPENSATION PLAN

     On July 14,  2006,  the Board  adopted  the AMREP  Corporation  2006 Equity
Compensation Plan (the "Plan"),  subject to shareholder approval.  The Board has directed  that the  proposal to approve its adoption of the Plan be submitted to the Company's shareholders at the Annual Meeting.  Shareholder approval is being sought  (i) in order  for the  shares  covered  by the Plan to meet the  listing requirements  of  the  New  York  Stock  Exchange,  (ii)  so  that  compensation attributable  to certain grants under the Plan may qualify for an exemption from the $1 million deduction limit under section 162(m) of the Internal Revenue Code of 1986 (the  "Code")  (see  discussion  of  "Federal  Income Tax  Consequences"
below), and (iii) in order for any incentive stock options granted thereunder to meet the requirements of the Code.

                                     - 9 -

     The Board  believes that the Plan will further the  Company's  compensation strategy.  The  Company's  ability to attract,  retain and  motivate top quality employees and non-employee  directors is material to the Company's success.  The
Board  believes that the interests of the Company and its  shareholders  will be advanced if the Company can offer its employees and  non-employee  directors the opportunity to acquire or increase their  ownership  interests in the Company by receiving grants under the Plan. The Company's only existing equity compensation plan is the 2002 Non-Employee Directors' Stock Plan. This plan for the Company's non-employee  directors  is  described  under  "The Board of  Directors  and its
Committees" above and "Equity  Compensation  Plan Information"  below and is not affected by the  adoption  of the Plan.  However,  only 12,500  shares of Common
Stock remain  available for grant under the Directors'  Plan, 7,500 of which are expected to be issued on September 15, 2006.

     The material  terms of the Plan are  summarized  below.  A copy of the full text of the Plan is attached to this Proxy Statement as Appendix B. This summary of the Plan is not  intended  to be a  complete  description  of the Plan and is qualified in its  entirety by the actual text of the Plan to which  reference is made.

Material Features of the Plan

     General.  The Plan provides that grants may be made in any of the following forms: (i) incentive stock options,  (ii) nonqualified  stock options (incentive stock options and  nonqualified  stock options are  collectively  referred to as
"options"),  (iii) stock awards, (iv) stock units, (v) stock appreciation rights
("SARs"), (vi) dividend equivalents and (vii) other stock-based awards.

     The Plan  authorizes  up to 400,000  shares of Common  Stock for  issuance, subject to adjustment in certain circumstances as described below. If and to the extent  options  and SARs  granted  under  the  Plan  terminate,  expire  or are cancelled, forfeited, exchanged or surrendered without being exercised or if any stock  awards,  stock  units  or  other  stock-based  awards  are  forfeited  or terminated,  the shares subject to such grants will become  available  again for purposes of the Plan.

     The Plan  provides  that the maximum  aggregate  number of shares of Common
Stock with  respect to which  grants  may be made to any  individual  during any calendar year is 20,000 shares,  subject to adjustment as described  below.  All grants under the Plan will be expressed in shares of Common Stock.

     If  approved  by the  shareholders,  the  Plan  will  become  effective  on
September 20, 2006 or, if later, the date of such approval.

     Administration.  The Plan will be administered and interpreted by the Board of Directors or by a committee (the  "Committee")  unanimously  appointed by the
Board  from  among its  members,  provided  that (i) the Board  shall act as the
Committee in the absence of the  unanimous  appointment  of the Committee by the
Board and (ii) grants under the Plan to non-employee  directors shall be awarded and  administered  only by the Board.  The  Committee  has the  authority to (i)
determine  the  individuals  to whom  grants  will be made under the Plan,  (ii)
determine the type,  size,  terms and conditions of the grants,  (iii) determine when  grants  will be made  and  the  duration  of any  applicable  exercise  or
restriction   period,   including  the  criteria  for   exercisability  and  the
acceleration  of  exercisability,  (iv)  amend the terms and  conditions  of any

                                     - 10 -

previously  issued grant,  subject to the limitations  described  below, and (v)
deal with any other matters arising under the Plan.

     Eligibility  for  Participation.  All  employees  of the  Company  and  its subsidiaries  and all  non-employee  directors  of the Company  are  eligible to receive  grants  under the Plan.  As of July 14,  2006,  the date of the  Plan's adoption by the Board,  approximately  __________ employees and six non-employee directors  were  eligible to receive  grants  under the Plan.  The  Committee is authorized to select the persons to receive grants from among those eligible and to  determine  the  number of shares of Common  Stock  that are  subject to each grant.

     Types of Awards.

     Stock  Options.  The  Committee  may grant  options  intended to qualify as
     --------------
"incentive stock options" within the meaning of section 422 of the Code ("ISOs")
or "nonqualified stock options" that are not intended to so qualify ("NQSOs") or any  combination of ISOs and NQSOs.  Anyone  eligible to participate in the Plan may receive a grant of NQSOs. Only employees of the Company and its subsidiaries may receive a grant of ISOs.

     The Committee  will fix the exercise price per share of options on the date of grant.  The exercise price of options  granted under the Plan may be equal to or greater than the fair market value of the  underlying  shares of Common Stock on the date of grant.  However,  if the  grantee of an ISO is a person who holds more than 10% of the total  combined  voting power of all classes of outstanding stock of the  Company,  the  exercise  price per share of an ISO granted to such person must be at least 110% of the fair market value of a share of Common Stock on the date of grant.  If the  aggregate  fair market  value of shares of Common
Stock,  determined  on the date of grant,  with  respect  to which  ISOs  become exercisable  for the first time by a grantee  during any  calendar  year exceeds
$100,000, such ISOs, to the extent of such excess over $100,000, will be treated as NQSOs.

     The Committee will determine the term of each option, but such term may not exceed ten years from the date of grant;  however, if the grantee of an ISO is a person who holds more than 10% of the  combined  voting  power of all classes of outstanding stock of the Company,  the term of the ISO may not exceed five years from the date of grant. The Committee will determine the terms and conditions of options,  including when they become  exercisable.  The Committee may accelerate the exercisability of any options.

     A grantee may  exercise an option by  delivering  notice of exercise to the
Company.  The grantee will pay the exercise price and any withholding  taxes for the option:  (i) in cash,  (ii) unless the Committee  determines  otherwise,  by delivering shares of Common Stock already owned by the grantee and having a fair market  value on the date of  exercise  equal to the  exercise  price or to that portion  thereof  not  paid in cash,  (iii)  by  payment  through  a  broker  in accordance with the procedures  permitted by Regulation T of the Federal Reserve
Board, or (iv) by such other method as the Committee may approve.

     The  Committee  will  determine  under  what  circumstances  a grantee  may exercise an option after  termination of employment or service,  but in no event may this be later  than the  expiration  of the  option  term.  Generally,  if a grantee  ceases to be  employed  by, or provide  service  to, the Company or any subsidiary for any reason other than disability, death or termination for cause, the  grantee's  options will  terminate 90 days  following the date on which the

                                     - 11 -

grantee  ceases to be  employed  by, or provide  service  to, the Company or any subsidiary.  If a grantee's  employment or service ceases due to a disability or death, the grantee's options will terminate 180 days following the date on which the grantee ceases to be employed by, or provide  service to, the Company or any subsidiary.  In each case described above, the Committee may specify a different option  termination  date,  but in any event no later than the expiration of the option term. If a grantee  ceases to be employed by, or provide  service to, the
Company or any  subsidiary on account of  termination  for cause,  the grantee's options will terminate immediately.

     Stock Awards.  The  Committee may grant stock awards to anyone  eligible to
     ------------
participate   in  the  Plan.   The  Committee  may  require  that  grantees  pay
consideration  for the stock  awards  and may impose  restrictions  on the stock awards.  If  restrictions  are  imposed  on stock  awards,  the  Committee  will determine  whether  they will lapse over a period of time or  according  to such other  criteria as the Committee  determines.  The Committee  will determine the number of shares of Common  Stock  subject to the grant of stock  awards and the other terms and  conditions of the grant.  The Committee  will determine to what extent and under what conditions  grantees will have the right to vote shares of
Common Stock and to receive dividends paid on such shares during the restriction period.  The Committee may determine  that a grantee's  entitlement to dividends with respect to stock awards will be subject to the  achievement  of performance goals or other conditions.

     Stock  Units.  The  Committee  may grant stock units to anyone  eligible to
     ------------
participate in the Plan.  Each stock unit provides the grantee with the right to receive  an amount  based on the  value of a share of  Common  Stock at a future date.  The  Committee  will  determine  the number of stock units to be granted, whether stock units will become  payable  based on  achievement  of  performance goals or other  conditions,  and the other terms and  conditions  applicable  to stock  units.  Stock  units  may be  paid at the end of a  specified  period  or deferred  to a date  authorized  by  the  Committee.  If a  stock  unit  becomes distributable, it will be paid to the grantee in cash, in shares of Common Stock or in a  combination  of cash and shares of Common  Stock,  as determined by the
Committee.

     SARs. The Committee may grant SARs to anyone eligible to participate in the
     ----
Plan. SARs may be granted in connection  with, or  independently  of, any option granted  under the Plan.  Upon  exercise of an SAR,  the grantee will receive an amount  equal to the excess of the fair market  value of the Common Stock on the date of exercise over the base amount of the SAR. Payment will be made in shares of Common Stock,  in cash or in a combination  of shares and cash, as determined by the  Committee.  The  base  amount  of each  SAR  will be  determined  by the
Committee  and will be  equal to the per  share  exercise  price of the  related option or, if there is no related  option,  an amount  that is at least equal to the  value of a share  of  Common  Stock  on the  date of grant of the SAR.  The
Committee will  determine the terms and conditions of SARs,  including when they become exercisable. The Committee may accelerate the exercisability of any SARs.
SARs may be exercised  during the period  specified by the  Committee,  but only while the  grantee is employed  by or  providing  service to the Company and its subsidiaries  or within a  specified  period of time after  termination  of such employment or service, as described above with respect to stock options.

     Other Stock Based Awards. The Committee may grant other stock-based awards,
     ------------------------
which are grants other than  options,  stock  awards,  stock units or SARs.  The
Committee may grant other  stock-based  awards to anyone eligible to participate in the  Plan.  These  grants  will be based on or  measured  by shares of Common

                                     - 12 -

Stock,  and  will be  payable  in  cash,  in  shares  of  Common  Stock  or in a combination of cash and shares of Common Stock,  as determined by the Committee.
The terms and conditions for other stock-based  awards will be determined by the
Committee.

     Dividend  Equivalents.  The Committee  may grant  dividend  equivalents  in
     ---------------------
connection with stock units or other stock-based  awards.  Dividend  equivalents are  payable  in cash or  shares of Common  Stock and may be paid  currently  or accrued  as  contingent  obligations.  The  terms  and  conditions  of  dividend equivalents will be determined by the Committee.

     Qualified Performance-Based Compensation. The Plan permits the Committee to impose  objective  performance  goals that must be met with respect to grants of stock awards,  stock units,  other  stock-based  awards or dividend  equivalents granted to employees  under the Plan,  in order for the grants to be  considered qualified  performance-based  compensation for purposes of section 162(m) of the
Code (see "Federal Income Tax Consequences"  below). Prior to, or soon after the beginning of, the  performance  period,  the Committee will establish in writing the performance goals that must be met, the applicable  performance  period, the amounts to be paid if the performance goals are met and any other conditions.

     The performance  goals, to the extent designed to meet the  requirements of section  162(m)  of the  Code,  will be  based  on one or more of the  following measures:  stock price,  earnings per share, net earnings,  operating  earnings, earnings  before  income  taxes,  EBITDA  (earnings  before  income tax expense, interest expense, and depreciation and amortization expense),  return on assets, shareholder  return,  return on equity,  growth in assets,  unit volume,  sales, market share or strategic business criteria consisting of one or more objectives based on meeting specified revenue goals,  market penetration goals,  geographic business  expansion  goals,  cost targets or goals relating to  acquisitions  or divestitures.

     If  dividend   equivalents  are  granted  as  qualified   performance-based
compensation  under section  162(m) of the Code, the grantee may not accrue more than $50,000 of such dividend equivalents during any calendar year.

     Deferrals. The Committee may permit or require grantees to defer receipt of the  payment  of cash or the  delivery  of  shares of Common  Stock  that  would otherwise  be due to the  grantee in  connection  with any stock  units or other stock-based  awards under the Plan.  The Committee  will establish the rules and procedures,  consistent  with section 409A of the Code,  applicable  to any such deferrals  and may  provide for  interest  or other  earnings to be paid on such deferrals.

     Adjustment  Provisions.  If there is any  change  in the  number or kind of shares of the Common  Stock by reason of a stock  dividend of greater  than 10%, recapitalization,  stock  split,  combination  or  exchange  of shares,  merger, reorganization, consolidation,  reclassification, change in par value, spin-off, split-off,  or  split-up,  the limit on the number of shares of Common Stock any individual  may  receive  pursuant  to grants in any year,  the number of shares covered by  outstanding  grants,  the kind of shares to be issued under the Plan and the price per share of such grants  shall be  appropriately  adjusted by the
Committee  to reflect  any  increase or decrease in the number or kind of issued shares of Common  Stock in order to  preclude,  to the extent  practicable,  the enlargement  or  dilution  of the rights and  benefits  under such  grants.  Any fractional  shares  resulting from such adjustment will be eliminated.  Upon any such event,  the Committee also has the discretion to  appropriately  adjust the number of shares  available  for  grants so long as the action  taken  would not disqualify options intended to be ISOs.

                                     - 13 -

     Change of Control.  In the event of a change of control of the Company,  as defined in the Plan,  the Committee  may, but need not, in its sole  discretion, take any or all of the following  actions:  (i) accelerate the exercisability of all  outstanding  options and SARs in whole or in part;  (ii) determine that the restrictions and conditions on all outstanding stock awards shall lapse in whole or in part; (iii) determine that all stock units, dividend equivalents and other stock-based  awards  are fully  vested  and shall be paid at no less than  their target values,  if any, or in such amounts as the Committee may determine in the case of awards without target values; (iv) require that grantees surrender their options and SARs in exchange  for payment by the  Company,  in cash or shares of
Common Stock as determined by the Committee, in an amount equal to the amount by which  the  then  fair  market  value of the  shares  subject  to the  grantee's unexercised  options and SARs exceeds the  exercise  price of the options or the base  amount  of  the  SARs,  as  applicable;  (v)  after  giving  grantees  the opportunity to exercise their options and SARs, terminate any or all unexercised options and SARs at such time as the Committee determines  appropriate;  or (vi)
determine  that  outstanding  options  and SARS that are not  exercised  will be assumed  by,  or red  with  comparable  options  or  rights  by,  the  surviving corporation.

     Transferability  of Grants.  Only the grantee may  exercise  rights under a grant during the  grantee's  lifetime.  A grantee may not transfer  those rights except by will or the laws of descent and distribution;  provided, however, that a  grantee  may  transfer  a grant  other  than an ISO  pursuant  to a  domestic relations  order. The Committee may also provide,  in a grant agreement,  that a grantee may transfer NQSOs to his or her family  members,  or one or more trusts or other entities for the benefit of or owned by such family members, consistent with applicable  securities  laws,  according to such terms as the Committee may determine.

     Grantees Outside the United States.  If any individual who receives a grant under the Plan is subject to taxation in a country other than the United States, the Committee  may make the grant on such terms and  conditions as the Committee determines appropriate to comply with the laws of the applicable country.

     No Repricing of Options.  Neither the Board nor the Committee can amend the
Plan or  options  previously  granted  under the Plan to permit a  repricing  of options,  without prior shareholder approval.  Adjustments to the exercise price or number of shares of Common Stock  subject to an option to reflect the effects of a stock split or other corporate transaction will not constitute a repricing.

     Amendment and Termination of the Plan. The Board may amend or terminate the
Plan at any time,  subject to shareholder  approval if such approval is required under  any  applicable  laws or  stock  exchange  requirements.  The  Plan  will terminate on September 19, 2016,  unless the Plan is  terminated  earlier by the
Board or is extended by the Board with shareholder consent.

     Grants  Under the Plan.  No grants  have been made  under the Plan.  Grants under the Plan are discretionary, so it is not currently possible to predict the number of shares of Common Stock that will be granted or who will receive grants under the Plan after the Annual Meeting.

     The  closing  price of the  Company's  Common  Stock on the New York  Stock
Exchange on July _____, 2006, was $__________ per share.

Federal Income Tax Consequences

                                     - 14 -

     The federal income tax consequences of grants under the Plan will depend on the type of grant. The following description provides only a general description of the  application  of federal  income tax laws to grants under the Plan.  This discussion is intended for the  information of  shareholders  considering how to vote  at the  Annual  Meeting  and  not  as tax  guidance  to  grantees,  as the consequences  may vary  with the  types of  grants  made,  the  identity  of the grantees and the method of payment or  settlement.  The summary does not address the effects of other federal taxes (including possible "golden parachute" excise taxes) or taxes imposed under state, local or foreign tax laws.

     From the grantees'  standpoint,  as a general rule, ordinary income will be recognized  at the time of delivery of shares of Common Stock or payment of cash under the Plan.  Future  appreciation  on shares of Common Stock held beyond the ordinary  income  recognition  event will be  taxable  as capital  gain when the shares of Common  Stock are sold.  The tax rate  applicable  to the capital gain will depend  upon how long the  grantee  holds the  shares.  The  Company,  as a general rule,  will be entitled to a tax deduction that  corresponds in time and amount to the ordinary  income  recognized by the grantee,  and the Company will not be  entitled  to any tax  deduction  with  respect  to capital  gain  income recognized by the grantee.

     Exceptions to these general rules arise under the following circumstances:

     (i) If shares of Common Stock, when delivered, are subject to a substantial risk of forfeiture by reason of any employment or performance-related condition, ordinary  income  taxation and the Company's tax deduction will be delayed until the risk of forfeiture  lapses,  unless the grantee makes a special  election to accelerate taxation under section 83(b) of the Code.

     (ii) If an employee  exercises a stock option that  qualifies as an ISO, no ordinary income will be recognized,  and the Company will not be entitled to any tax  deduction,  if shares of Common Stock  acquired  upon exercise of the stock option  are held until the later of (A) one year from the date of  exercise  and
(B) two years from the date of grant.  However,  if the employee disposes of the shares  acquired upon exercise of an ISO before  satisfying  both holding period requirements,  the employee will recognize  ordinary income to the extent of the difference  between the fair market  value of the shares on the date of exercise
(or the amount realized on the disposition, if less) and the exercise price, and the Company will be entitled to a tax  deduction in that  amount.  The gain,  if any, in excess of the amount  recognized as ordinary income will be long-term or short-term capital gain, depending upon the length of time the employee held the shares before the disposition.

     (iii) Although the exercise by an employee of a stock option that qualifies as an ISO is not a taxable event for regular income tax purposes, the difference between the exercise  price and the fair market value of the Common Stock at the time of exercise is treated as an item of alternative minimum taxable income. In general,  items of alternative minimum taxable income in excess of the exemption amount (currently $62,500 for joint filers and $42,500 for single filers) may be taxed at the rate of 26% (up to $175,000) or 28% (in excess of $175,000).

     (iv) A grant may be subject to a 20% tax, in  addition  to ordinary  income tax,  at the  time  the  grant  becomes  vested,  plus  interest,  if the  grant constitutes  deferred  compensation  under  section  409A  of the  Code  and the requirements of section 409A of the Code are not satisfied.

                                     - 15 -

     Section   162(m)  of  the  Code   generally   disallows   a   publicly-held
corporation's tax deduction for compensation paid to its chief executive officer or any of its four  other  most  highly  compensated  officers  in  excess of $1 million in any year. Qualified  performance-based  compensation is excluded from the $1 million  deductibility  limit, and therefore  remains fully deductible by the  corporation  that  pays  it.  Options  and  SARs  will  generally  meet the requirements for qualified performance-based  compensation.  Stock awards, stock units,  dividend equivalents and other stock-based awards granted under the Plan will be designated as qualified performance-based  compensation if the Committee conditions  such  grants on the  achievement  of specific  performance  goals in accordance with the requirements of section 162(m) of the Code.

     The Company has the right to require  that  grantees  pay to the Company an amount  necessary  for the Company to satisfy its  federal,  state and local tax withholding  obligations  with respect to grants.  The Company may withhold from other  amounts  payable  to a  grantee  an amount  necessary  to  satisfy  these obligations.  The  Committee  may  permit a grantee  to  satisfy  the  Company's withholding  obligation  with  respect to a grant paid in Common Stock by having shares withheld, at the time the grant becomes taxable, provided that the number
of  shares  withheld  does  not  exceed  the  individual's   minimum  applicable
withholding tax rate for federal, state and local tax liabilities.

     The Board  unanimously  recommends a vote "for" approval of the adoption of the 2006 Equity Compensation Plan.

                                     - 16 -

                             EXECUTIVE COMPENSATION

     The  Summary  Compensation  Table  below  sets  forth  certain  information concerning the compensation of the Company's executive officers.*

                           SUMMARY COMPENSATION TABLE

                                                 Annual Compensation
                                           ----------------------------------
                                                                 Other Annual
                                                                 Compensation($)
Name and Principal Position        Year    Salary($)   Bonus($)    (a)(b)
---------------------------        ----    ---------   --------  ------------

James Wall                         2006    283,868       -          12,000
  Senior Vice President;           2005    281,831     50,000 (c)   10,732
  Chairman of the Board,           2004    277,572     35,000        4,552
  President and CEO of the
  Company's AMREP Southwest
  Inc. subsidiary

Michael P. Duloc                   2006    224,525       -           7,828
  Chief Operating Officer          2005    220,619     22,500 (c)    7,428
  of the Company's fulfillment     2004    217,042     12,500        4,298
  and distribution services
  businesses

Peter M. Pizza                     2006    177,970       -           7,518
  Vice President, Chief            2005    174,720     10,000 (c)    8,249
  Financial Officer and            2004    171,692     10,000        1,639
  Treasurer

Joseph S. Moran                    2006    167,211(d)    -             -
  Vice President, General          2005       -          -             -
  Counsel and Secretary            2004       -          -             -
_____________________________________
(a)  Includes  amounts  contributed by the Company to the Company's  Savings and
     Salary Deferral Plan.
(b)  Other  compensation  in the form of personal  benefits to the named persons has been omitted because it does not exceed the lesser of $50,000 or 10% of the total annual salary and bonus as to each.
(c)  The  determination to award bonuses for fiscal 2005 was made after the 2005
     Annual  Meeting and,  therefore,  not disclosed in the Proxy  Statement for that meeting.
(d)  Mr. Moran first joined the Company and became an executive  officer on June
     6, 2005.

Options

     No stock options were granted to or exercised by any of the officers  named in the Summary  Compensation  Table during the fiscal year ended April 30, 2006.
No stock options were held by any of such officers at April 30, 2006.

_____________________________________
* Since January 1996, the Company has not had a CEO.

                                     - 17 -

Compensation and Human Resources Committee Report on Executive Compensation

     The  current  members of the  Company's  Compensation  and Human  Resources
Committee are Messrs. Cloues, Karabots and Russo.

                   Compensation Policy for Executive Officers
                   ------------------------------------------

     The Compensation and Human Resources  Committee's  compensation  policy for
executive  officers  is  to  pay  competitively,   while  balancing  pay  versus
performance  and  otherwise to be fair and  equitable in the  administration  of compensation.  In determining the salary to be paid to a particular  individual, the Compensation and Human Resources Committee applies these and other criteria, while  also  using  its  best  judgment  of  compensation  applicable  to  other executives  holding  comparable  positions  both within the Company and at other companies.

     With respect to salaries,  bonuses and other compensation and benefits, the decisions and  recommendations of the Compensation and Human Resources Committee
are  subjective and are not based on any list of specific  criteria.  We believe that the compensation received by each of the executive officers for fiscal 2006 was reasonable.  The Company has not had a Chief Executive Officer since January
1996, when the employment of the then CEO was terminated due to disability,  and senior management now operates under the supervision of the Executive  Committee of the Board and its Chairman, who is also the Chairman of the Board.

     On September  20, 2005,  the  Compensation  and Human  Resources  Committee
approved  the  payment  of  bonuses  to  the  executive  officers  based  on the
Committee's  evaluation of their  performance  in fiscal 2005. The Committee has not yet acted on bonuses for executive officers in respect of fiscal 2006.

     There have been no stock options granted to executive officers since fiscal
1995.

     Payments during fiscal 2006 to the Company's  executives as discussed above were made with  regard  to the  provisions  of  Section  162(m) of the  Internal
Revenue  Code.  Section  162(m)  limits the  deduction  that may be claimed by a
"public  company" for  compensation  paid to certain  individuals to $1 million, except  to  the  extent  that  any  excess  compensation  is  "performance-based compensation".  It is the Compensation and Human Resources Committee's intention that compensation  will not be awarded that exceeds the deductibility  limits of
Section 162(m).

                Bases for Chief Executive Officer's Compensation
                ------------------------------------------------

         Since January 1996, the Company has not had a CEO.

                                                     Nicholas G. Karabots, Chairman
                                                     Edward B. Cloues II
                                                     Albert V. Russo
July 14, 2006

                                     - 18 -

Compensation Committee Interlocks and Insider Participation

     On August 4, 1993,  pursuant to an agreement  with Nicholas G. Karabots and two corporations he then owned,  the Company,  in exchange for 575,593 shares of its Common  Stock,  acquired  various  rights to  distribute  magazines  for its
distribution   business.  The  distribution  rights  covered  various  magazines published by  unaffiliated  publishers,  as well as  magazines  published by Mr.
Karabots' companies. Mr. Karabots is a director,  Vice-Chairman of the Board and of the Executive  Committee,  Chairman of the  Compensation  and Human Resources
Committee  and the  father-in-law  of Michael  P.  Duloc,  one of the  Company's executive officers.

     The conduct of the Company's  magazine  distribution  business involves the purchase  of  magazines  from  publishing  companies,  including  those owned or controlled by Mr. Karabots,  and their resale to wholesalers.  During the fiscal year ended  April 30,  2006,  the  purchases  of  magazines  from Mr.  Karabots'
companies  amounted to  approximately  $45.2  million.  The  Company  reports as revenues only the spread  between the prices paid to  publishers  and the prices received for copies sold to wholesaler customers.  The $45.2 million paid to Mr.
Karabots' companies represents 27.7% of the approximately $163 million which the
Company  paid  to all  publishers  in  fiscal  2006.  Consistent  with  industry practice,  advance  payments  for  magazine  purchases  are made to  publishers, including Mr. Karabots' companies, based upon estimates of the amounts that will be due to them from the sales of their publications to the buying public. If the actual  sales are less  than  estimated,  overadvances  will  result,  which the publishers  are  obligated  to  repay  promptly,  without  interest.  The  total overadvance  to Mr.  Karabots'  companies  at June 30,  2006  was  approximately
$90,000  and its  highest  amount  between  May 1,  2005 and  June 30,  2006 was approximately $115,000.

     The  distribution  contracts were scheduled to expire on December 31, 2005.
On March 17,  2006,  effective  as of January 1, 2006,  in  accordance  with the approval of the Independent  Committee described below, the Company entered into an agreement  extending  the  distribution  contracts  for 30 months to June 30,
2008,  on their  existing  terms except for an increase in the price paid to the publishers  for the magazines and the provision by the Company to the publishers of certain additional promotional assistance.

     The Company also provides  fulfillment  services for  publishing  companies owned or controlled by Mr. Karabots.  The fulfillment services contracts were to have been effective through August 1, 2006, and year to year thereafter,  unless terminated at the election of either party.  However,  in  conjunction  with the extension of the distribution contracts, the fulfillment services contracts were also  extended to June 30, 2008,  substantially  on their  existing  terms.  For fiscal 2006, the Company's  revenues from these fulfillment  services  contracts were $332,100.

     A committee  of the Board of  Directors  of the Company  (the  "Independent
Committee")  comprised of independent  directors whom the Board also found to be independent of Mr. Karabots,  has been appointed with authority to consider and, if deemed  appropriate,  to approve new contracts and material  modifications to existing  contracts between the Company and companies owned or controlled by Mr.
Karabots.  In accordance  with such  authority,  the  Independent  Committee has approved the extensions of the distribution  contracts and fulfillment  services
contracts  with  Mr.  Karabots'  companies.   In  granting  such  approval,  the
Independent   Committee  concluded  that  the  extension  terms  were  fair  and reasonable  and no less  favorable  to the  Company  than would be obtained in a comparable arm's length  transaction  with an unaffiliated  publisher having the same volume of business as Mr. Karabots' companies.

                                     - 19 -

Performance Graph

     The following graph compares the cumulative total shareholder return on the
Company's Common Stock with the cumulative total return of the Standard & Poor's
500  Index  ("S&P 500  Index")  and with an index  comprised  of the stock of 27 companies with market  capitalizations  similar to that of the Company ("Similar
Cap Issuers"),  for the five years ended April 30, 2006 (assuming the investment of $100 in the  stock of the  Company,  the S&P 500 Index  and the  Similar  Cap
Issuers on April 30, 2001 and the  reinvestment of all  dividends).  The Company cannot  identify an index of issuers  engaged in operations  similar to those in which it is currently  engaged and therefore  has  determined to use the Similar
Cap Issuers for purposes of comparison.

COMPARISON OF CUMULATIVE FIVE YEAR TOTAL RETURN

$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
Apr01
Apr02
Apr03
Apr04
Apr05
Apr06
AMREP CORP
S&P 500 INDEX
SIMILAR CAP ISSUERS

                       2001     2002      2003      2004      2005      2006
                       ----     ----      ----      ----      ----      ----
AMREP CORP              100   205.13    241.03    452.79    649.02    1443.91
S&P 500 INDEX           100    87.37     75.75     93.08     98.98     114.23
SIMILAR CAP ISSUERS     100   143.54    158.80    258.86    274.79     414.67

     The Similar Cap Issuers are: Abigail Adams National  Bancorp,  Inc., Allied
Healthcare   Products,   Inc.,  American   Communities   Properties  Trust,  Ark
Restaurants  Corp.,  Bolt  Technology   Corporation,   Cambior  Inc.,   Champion
Industries, Inc., Clean Harbors, Inc., Devcon International Corp., First Mariner
Bancorp,  Focus  Enhancements,  Inc.,  Fortune  Industries,  Inc.,  Giga-tronics
Incorporated,   Goldleaf  Financial  Solutions,  Inc.,  HearUSA,  Inc.,  Hi-Tech
Pharmacal Co., Inc.,  Horizon Bancorp  (Indiana),  Ipix Corporation,  Mannatech,
Incorporated,  MFB Corp., Midsouth Bancorp,  Inc., New Brunswick Scientific Co.,
Inc.,  Perficient,  Inc.,  Schiff  Nutrition  International,  Inc.,  Smith Micro
Software, Inc., T-3 Energy Services, Inc. and Vitran Corporation Inc.

     As a result of changes in market capitalizations from year to year, none of the  companies  comprising  the Similar Cap Issuer index in the  Company's  2005

                                     - 20 -

Proxy  Statement  met the criteria for inclusion in the Similar Cap Issuer index in this Proxy Statement.  The 2005 Similar Cap companies were:  Bankrate,  Inc.,
Cavalier  Homes,  Inc.,  D&K  Healthcare  Resources,  Inc.,  Deckers Outdoor
Corporation,  DSG International Limited,  First Federal Bankshares,  Inc., First
National Lincoln Corporation (Maine), Glowpoint, Inc., Golden Enterprises, Inc.,
Horizon Health Corporation,  Hyperdynamics Corporation,  I.D. Systems, Inc., Key
Technology,  Inc., Koss Corporation,  Lipid Sciences,  Inc., Mer  Telemanagement
Solutions Ltd.,  Mercury Air Group,  Inc., Merit Medical Systems,  Inc.,  NewMil
Bancorp,  Inc.,  Northway  Financial,  Inc.,  Oil-Dri  Corporation  of  America,
Perceptron,  Inc.,  Security Capital Corporation  (Delaware),  SIFCO Industries,
Inc., Sport Chalet, Inc., TeamStaff, Inc. and Zindart Limited.

Equity Compensation Plan Information

     The following table sets forth  information as of April 30, 2006 concerning
Common Stock of the Company which is issuable under its compensation plans.

                                                                                                     (C)
                                                  (A)                     (B)                Number of securities
                                        Number of securities to     Weighted average       remaining available for
                                        be issued upon exercise    exercise price of     future issuance under equity
                                        of outstanding options,       outstanding       compensation plans (excluding
                                          warrants and rights      options, warrants       securities reflected in
            Plan Category                                              and rights                column (A))
            -------------                 -------------------          ----------                -----------
Equity compensation plans approved by
shareholders                                    7,000 (a)                $18.56                       -
Equity compensation plans not
approved by shareholders                          -                         -                      12,500 (b)
                                                -----                                              ------

Total                                           7,000                                              12,500
                                                =====                                              ======
____________________________
(a)  Consists of shares  issuable upon exercise of  outstanding  options  issued under the  Non-Employee  Directors Option Plan. This Plan was terminated by the Board in fiscal 2006 and no further grants may be made.
(b)  Consists  of shares  available  for  issuance  under the 2002  Non-Employee
     Directors' Stock Plan.

     On December 5, 2002, the Board of Directors  adopted the AMREP  Corporation
2002  Non-Employee  Directors'  Stock Plan and reserved  65,000 shares of Common
Stock of the Company for issuance thereunder. Under this Plan, each non-employee director  receives a grant from the Company of 1,250 shares on each March 15 and
September 15 as partial payment for services for the preceding six months.

Retirement Benefits

     The Company's  executive officers who were employees prior to March 1, 2004 participate  in a  Retirement  Plan (the  "Plan"),  which was amended  effective
January 1, 1998, and subsequently frozen effective March 1, 2004, so that in the determination  of the benefit  payable,  a participant's  compensation  from and after March 1, 2004 is not taken into account. Prior to the 1998 amendment,  the
Plan provided a monthly benefit payable at age 65 to employees with five or more years  of  service  in an  amount  equal to  1.125%  of the  employee's  highest consecutive  60-month  average monthly earnings up to a specified amount related

                                     - 21 -

to the social  security wage base,  plus 1.5% of such earnings in excess of such specified  amount,  multiplied  by years of service  not to exceed 35.  From and after January 1, 1998 through February 29, 2004, each participant's  benefit was the amount of the monthly  benefit  accrued for that  participant as of December
31,  1997  under  the  terms of the Plan  prior to the 1998  amendment,  plus an additional  benefit  determined by  establishing a cash balance  account for the participant to which was allocated annually 2% of the participant's compensation plus an annual  interest  credit of 5% of the amount in such  account.  The cash balance  account may be  converted  to a life  annuity or may be taken in a lump sum. After February 29, 2004, a participant's  benefit under the Plan is the sum of (i) the actuarial  equivalent of the participant's cash balance account as of
February 29, 2004,  plus interest on the cash balance  account at the rate of 5%
per year, and (ii) the  participant's  monthly pension benefit under the Plan as at December 31, 1997.

     Mr.  Wall has passed the normal  retirement  age of 65 under the Plan.  His annual  retirement  benefit  under the Plan had he elected  to receive  the life annuity pension at normal retirement age would have been $54,290.  Mr. Pizza has nine  years of  credited  service  and Mr.  Duloc has twelve  years of  credited service.  Assuming that (i) they continue to be employed  until age 65, and (ii)
they elect the life annuity form of pension,  their annual  retirement  benefits are estimated to be: Mr. Pizza - $5,623 and Mr. Duloc - $11,090.

Certain Transactions

     See  "Compensation  Committee  Interlocks  and Insider  Participation"  for
information concerning transactions involving Nicholas G. Karabots.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended,  requires the Company's directors,  executive officers and holders of more than 10% of its
Common  Stock to file  initial  reports of  ownership  and reports of changes of ownership of the Common Stock with the  Securities  and Exchange  Commission and the New York Stock  Exchange.  The  related  regulations  require  copies of the reports to be provided to the Company.

     Based upon a review of the copies of the  reports  received  by the Company and certain written  representations  from the directors and executive officers, the Company believes that for the fiscal year ended April 30, 2006, all required
Section 16(a) reports were filed on time.

                              AUDIT-RELATED MATTERS

     The consolidated  financial  statements of the Company and its subsidiaries included in the Annual  Report to  Shareholders  for the fiscal year ended April
30, 2006 have been  audited by  McGladrey  &  Pullen,  LLP,  an  independent registered public accounting firm. No representative of McGladrey &  Pullen,
LLP is expected to attend the Annual  Meeting.  The retention of an  independent registered  public  accounting firm for fiscal 2007 has not yet been approved by the Audit Committee.

Audit Committee Report

     The Audit  Committee  has  reviewed and  discussed  the  Company's  audited financial statements with management,  which has primary  responsibility for the financial statements.  McGladrey & Pullen, LLP, as the Company's independent registered public accountants,  are responsible for expressing an opinion on the

                                     - 22 -

conformity of the Company's  audited  financial  statements with U.S.  generally accepted accounting principles. The Committee has discussed with McGladrey &
Pullen,  LLP the matters  that are  required to be  discussed  by  Statement  on
Auditing Standards No. 61 (Communication With Audit Committees). McGladrey &
Pullen, LLP has provided to the Committee the written disclosures and the letter
required  by   Independence   Standards   Board  Standard  No.  1  (Independence
Discussions  with  Audit  Committees),  and the  Committee  has  discussed  with
McGladrey  &   Pullen,  LLP  that  firm's   independence.   Based  on  these
considerations,  the Audit  Committee has  recommended to the Board of Directors that the consolidated  financial  statements  audited by McGladrey & Pullen,
LLP be included in the Company's annual report on Form 10-K for fiscal 2006.

The foregoing  report is provided by the following  directors who constitute the
Audit Committee:

                                                     Samuel N. Seidman, Chairman
                                                     Lonnie A. Coombs
                                                     Elmer F. Hansen, Jr.
July 14, 2006

Audit Fees

     The following table sets forth certain  information  concerning the fees of
McGladrey  &  Pullen,  LLP and its  affiliate,  RSM McGladrey  Inc., for the
Company's last two fiscal years.  The reported fees,  except the Audit Fees, are amounts billed to the Company in the indicated  fiscal years. The Audit Fees are for services for those fiscal years.

                                                 Fiscal Year Ended April 30,
                                                 ---------------------------
                                                 2006                   2005
                                                 ----                   ----
 Audit Fees (1)..........................      $129,501              $122,838
 Audit-Related Fees (2)..................        36,826                16,679
 Tax Fees (3)............................        47,117                41,656
 All Other Fees..........................         -                     -
___________________
(1)  Includes fees for the audit of the Company's  annual  financial  statements and for  review  of the  unaudited  financial  statements  included  in the
     Company's  quarterly  reports to the Securities and Exchange  Commission on
     Form 10-Q.
(2)  Includes fees for  consultation  related to preparation for  Sarbanes-Oxley
     Section 404  compliance  and for benefit  plan audits and, in fiscal  2006, also for advice on the accounting treatment of certain transactions.
(3)  Includes  fees for tax  compliance,  tax advice and tax planning  services.
     Such services  principally involved reviews of the Company's federal income tax returns and advice on the tax treatment of certain transactions.

Pre-Approval Policies and Procedures

     The Audit Committee  pre-approves  all audit services to be provided by the
independent  registered  public  accountants  and,  separately,   all  permitted
non-audit  services  to  be  performed  by  the  independent  registered  public accountants.

                                     - 23 -

                                  OTHER MATTERS

     The Board of  Directors  knows of no  matters  that will be  presented  for consideration  at the Annual Meeting other than the matters  referred to in this
Proxy  Statement.  Should  any other  matters  properly  come  before the Annual
Meeting,  it is the intention of the persons named in the accompanying  proxy to vote such proxy in accordance with their best judgment.

                             SOLICITATION OF PROXIES

     The Company will bear the cost of this solicitation of proxies. In addition to solicitation of proxies by mail, the Company may reimburse  brokers and other nominees for the expense of forwarding proxy materials to the beneficial  owners of stock held in their names.  Directors,  officers and employees of the Company may solicit proxies on behalf of the Board of Directors but will not receive any additional compensation therefor.

                              SHAREHOLDER PROPOSALS

     From  time to time,  shareholders  present  proposals  which  may be proper subjects for inclusion in the Proxy Statement and for consideration at an annual meeting. Shareholders who intend to present proposals at the 2007 Annual Meeting and who wish to have such proposals  included in the Company's  Proxy  Statement for the 2007 Annual  Meeting must be certain that such proposals are received by the Company's Secretary at the Company's executive offices, 212 Carnegie Center,
Suite 302,  Princeton,  New Jersey  08450,  not later than April 10, 2007.  Such proposals must meet the  requirements  set forth in the rules and regulations of the Securities and Exchange  Commission in order to be eligible for inclusion in the Proxy  Statement.  For any proposal  that is not  submitted for inclusion in next year's Proxy Statement but is, instead,  sought to be presented directly at the 2007  Annual  Meeting,  Securities  and  Exchange  Commission  rules  permit management  to vote  proxies in its  discretion  if the Company does not receive notice of the proposal prior to the close of business on June 24, 2007.

                                            By Order of the Board of Directors

                                            Joseph S. Moran, Secretary
Dated:  August ______, 2006

                                     - 24 -

                                                                      APPENDIX A

             PROPOSED AMENDMENT TO THE CERTIFICATE OF INCORPORATION

     Paragraph (b) of Article SEVENTH of the Certificate of Incorporation  shall be amended in its entirety to read as follows:

          (b) Newly  created  directorships  resulting  from any increase in the number of  directors  and  vacancies  on the Board of  Directors  occurring otherwise  than by  removal  may be  filled  by the  affirmative  vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors,  or by a sole remaining  director,  or by the shareholders. A vacancy caused by removal of a director shall be filled by the shareholders. Any director elected in accordance with the provisions of this  Paragraph (b) shall hold office for the remainder of the full term of the class of directors in which the new  directorship was created or the vacancy  occurred  and until  such  director's  successor  shall  have been elected and qualified.  If the number of directors is changed, any increase or  decrease  shall  be  apportioned  among  the  classes  by the  Board of
     Directors so as to maintain the number of directors in each class as nearly equal as possible. No decrease in the number of directors  constituting the
     Board of Directors shall shorten the term of any incumbent director.

                                      A-1

                      [this page intentionally left blank]

                                                                     APPENDIX B

                                AMREP CORPORATION

                          2006 EQUITY COMPENSATION PLAN
                          -----------------------------

     The purpose of the AMREP  Corporation  2006 Equity  Compensation  Plan (the
"Plan") is to provide (i) employees of AMREP  Corporation.  (the  "Company") and its subsidiaries and (ii) non-employee  members of the Board of Directors of the
Company  with the  opportunity  to receive  grants of incentive  stock  options, nonqualified stock options, stock appreciation rights, stock awards, stock units and other stock-based  awards. The Company believes that the Plan will encourage the participants to contribute materially to the growth of the Company,  thereby benefitting the Company's shareholders, and will align the economic interests of the participants with those of the shareholders.

     Section 1. Definitions

     The following terms shall have the meanings set forth below for purposes of the Plan:

     (a) "Board" shall mean the Board of Directors of the Company.

     (b) "Cause"  shall mean,  except to the extent  specified  otherwise by the
Committee,  a finding by the Committee  that the Grantee (i) has breached his or her  employment  or service  contract  with the  Employer,  (ii) has  engaged in disloyalty to the Employer,  including, without limitation, fraud, embezzlement, theft,  commission of a felony or proven  dishonesty,  (iii) has disclosed trade secrets or  confidential  information of the Employer to persons not entitled to receive  such  information,  (iv)  has  breached  any  written  non-competition, non-solicitation  or  confidentiality  agreement  between  the  Grantee  and the
Employer or (v) has engaged in such other behavior  detrimental to the interests of the Employer as the Committee determines.

     (c) "Change of Control" shall be deemed to have occurred upon:

          (i) A liquidation or  dissolution of the Company or a sale  (excluding transfers to  subsidiaries)  of all or  substantially  all of the Company's assets;

          (ii) As a result  of a  tender  offer,  stock  purchase,  other  stock acquisition, merger, consolidation, recapitalization, reverse split or sale or transfer  of assets,  any person or group (as such terms are used in and under Section 13(d) of the Exchange Act) who is not at the date of adoption of this Plan by the Board,  the  beneficial  owner (as defined in Rule 13-d under the Exchange Act),  directly or  indirectly,  of more than 15% of the outstanding  Company  Stock  becomes  the  beneficial  owner (as  similarly defined), directly or indirectly, of securities of the Company representing
     25% or more of the outstanding  common stock of the Company or the combined voting power of the Company's then outstanding securities; or

          (iii) During any period of two consecutive years,  individuals who, at the beginning of such period,  constitute the Board cease for any reason to constitute  at  least a  majority  thereof,  unless  the  election,  or the nomination  for  election  by  the  Company's  shareholders,  of  at  least two-thirds of the directors who were not directors at the beginning of such period was approved by a vote of at least  two-thirds of the directors then

                                     B-1

     still in office who were either directors at the beginning of the period or who,  in  connection  with  their  election  or  nomination,  received  the foregoing two-thirds approval.

     (d) "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (e) "Committee" shall mean the committee  described in Section 2 designated by the Board to administer the Plan.

     (f) "Company"  shall mean AMREP  Corporation,  an Oklahoma  corporation and shall include its successors.

     (g) "Company Stock" shall mean common stock of the Company.

     (h)  "Disability" or "Disabled"  shall mean a Grantee's  becoming  disabled within the meaning of section  22(e)(3)  of the Code,  within the meaning of the
Employer's  long-term disability plan applicable to the Grantee, or as otherwise determined by the Committee.

          (i)  "Dividend   Equivalent"   shall  mean  an  amount  determined  by
     multiplying the number of shares of Company Stock subject to a Grant by the per-share  cash  dividend  paid by the Company on its  outstanding  Company
     Stock,  or the per-share fair market value (as determined by the Committee)
     of any dividend  paid on its  outstanding  Company  Stock in  consideration other than cash.

     (j) "Employee" shall mean an employee of the Company or a subsidiary of the
Company.

     (k)  "Employed  by, or  providing  service  to,  the  Employer"  shall mean employment  or  service  as an  Employee  or member  of the Board (so that,  for purposes of exercising  Options and SARs and satisfying  conditions with respect to Stock  Awards  and  Performance  Units,  a Grantee  who has served as both an
Employee and a director shall not be considered to have terminated employment or service  until the  Grantee  ceases  to be both an  Employee  and  member of the
Board).

     (l) "Employer" shall mean the Company and each of its subsidiaries.

     (m)  "Exchange  Act" shall mean the  Securities  Exchange  Act of 1934,  as amended.

     (n) "Exercise Price" shall mean the purchase price of Company Stock subject to an Option.

     (o) "Fair Market Value" shall mean:

          (i) If the  Company  Stock is  publicly  traded,  then the Fair Market
     Value  per share  shall be  determined  as  follows:  (x) if the  principal trading market for the Company Stock is a national  securities  exchange or
     Nasdaq,  the last  reported  sale price thereof on the relevant date or (if there were no trades on that date) the latest  preceding  date upon which a sale was reported, or (y) if the Company Stock is not principally traded on any such exchange or on Nasdaq,  the mean between the last  reported  "bid"
     and "asked"  prices on a share of Company  Stock on the relevant  date,  as

                                      B-2

     reported by the OTC  Bulletin  Board or, if shares are not  reported on the
     OTC Bulletin Board, on pinksheets.com.

          (ii) If the  Company  Stock is not  publicly  traded  or, if  publicly traded,  is not  subject  to  reported  transactions  or "bid"  or  "asked"
     quotations as set forth above,  the Fair Market Value per share shall be as determined by the Committee.

     (p) "Grant" shall mean a grant of Options,  SARs, Stock Awards, Stock Units or Other Stock-Based Awards under the Plan.

     (q) "Grant  Instrument"  shall mean the agreement that sets forth the terms of a Grant, including any amendments.

     (r) "Grantee" shall mean an Employee or Non-Employee  Director who receives a Grant under the Plan.

     (s) "Incentive Stock Option" shall mean an option to purchase Company Stock that is intended to meet the requirements of section 422 of the Code.

     (t) "Non-Employee  Director" shall mean a member of the Board who is not an
Employee.

     (u)  "Nonqualified  Stock Option" shall mean an option to purchase  Company
Stock that is not intended to meet the requirements of section 422 of the Code.

     (v) "Option"  shall mean an Incentive  Stock Option or  Nonqualified  Stock
Option granted under the Plan.

     (w) "Other Stock-Based Award" shall mean any Grant based on, measured by or payable in Company Stock, as described in Section 10.

     (x) "SAR" shall mean a stock  appreciation right with respect to a share of
Company Stock.

     (y) "Stock  Award"  shall mean an award of Company  Stock,  with or without restrictions.

     (z) "Stock Unit" shall mean a unit that represents a hypothetical  share of
Company Stock.

     Section 2. Administration

     (a) Committee.  The Plan shall be administered and interpreted by the Board
         ---------
or by a Committee  unanimously  appointed  by the Board from among its  members, provided  that (i) the Board  shall act as the  Committee  in the absence of the unanimous  appointment  of the  Committee by the Board and (ii) grants under the
Plan to  Non-Employee  Directors shall be awarded and  administered  only by the
Board.  The Committee,  when other than the full Board,  shall consist of two or more persons who are "outside  directors" as defined under section 162(m) of the
Code, and related Treasury regulations,  and "non-employee directors" as defined under Rule 16b-3 under the Exchange Act. The Committee may delegate authority to

                                      B-3

one or more subcommittees, as it deems appropriate. To the extent that the Board or  a  subcommittee  administers  the  Plan,  references  in  the  Plan  to  the
"Committee" shall be deemed to refer to the Board or such subcommittee.

     (b) Committee Authority. The Committee shall have the sole authority to (i)
         -------------------
determine  the  individuals  to whom grants  shall be made under the Plan,  (ii)
determine  the  type,  size and  terms  of the  grants  to be made to each  such individual,  (iii)  determine  the  time  when the  grants  will be made and the duration  of any  applicable  exercise  or  restriction  period,  including  the criteria for exercisability  and the acceleration of exercisability,  (iv) amend the terms of any previously  issued grant,  subject to the provisions of Section
18 below, and (v) deal with any other matters arising under the Plan.

     (c)  Committee  Determinations.  The  Committee  shall  have full power and
          -------------------------
authority to administer  and interpret the Plan, to make factual  determinations and to adopt or amend such rules,  regulations,  agreements and  instruments for implementing  the Plan and for the conduct of its business as it deems necessary or advisable,  in its sole discretion.  The Committee's  interpretations  of the
Plan and all determinations  made by the Committee pursuant to the powers vested in it  hereunder  shall be  conclusive  and  binding on all  persons  having any interest  in the Plan or in any  awards  granted  hereunder.  All  powers of the
Committee shall be executed in its sole discretion,  in the best interest of the
Company, not as a fiduciary,  and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.

     Section 3. Grants

     Awards  under the Plan may  consist of grants of Options  as  described  in
Section 6, Stock  Awards as  described in Section 7, Stock Units as described in
Section  8, SARs as  described  in  Section 9 and  Other  Stock-Based  Awards as described in Section 10. All Grants shall be subject to the terms and conditions set forth  herein and to such other terms and  conditions  consistent  with this
Plan as the Committee  deems  appropriate and as are specified in writing by the
Committee to the  individual in the Grant  Instrument.  All Grants shall be made conditional upon the Grantee's  acknowledgement,  in writing or by acceptance of the Grant, that all decisions and determinations of the Committee shall be final and binding on the Grantee, his or her beneficiaries and any other person having or claiming an interest under such Grant.  Grants under a particular  Section of the Plan need not be uniform as among the Grantees.

     Section 4. Shares Subject to the Plan

     (a) Shares  Authorized.  Subject to  adjustment  as  described  below,  the
         ------------------
aggregate  number of shares of Company  Stock that may be issued or  transferred under the Plan is 400,000  shares.  Shares issued or transferred  under the Plan may be authorized but unissued  shares of Company Stock or reacquired  shares of
Company Stock,  including shares purchased by the Company on the open market for purposes of the Plan.  If and to the extent  Options or SARs  granted  under the
Plan  terminate,  expire or are canceled,  forfeited,  exchanged or  surrendered without  having  been  exercised  or if any Stock  Awards,  Stock Units or Other
Stock-Based  Awards are  forfeited  or  terminated,  the shares  subject to such
Grants shall again be available for purposes of the Plan.

                                      B-4

     (b)  Individual  Limits.  All Grants  under the Plan shall be  expressed in
          ------------------
shares of Stock.  The maximum  aggregate  number of shares of Company Stock that shall be subject  to Grants  made  under the Plan to any  individual  during any calendar year shall be 20,000 shares, subject to adjustment as described below.

     (c) Adjustments.  If there is any change in the number or kind of shares of
         -----------
the Company Stock  outstanding by reason of (i) a stock dividend of greater than ten percent (10%), recapitalization,  stock split, or combination or exchange of
shares,   (ii)   a   merger,   reorganization,   or   consolidation,   (iii)   a
reclassification  or change in par  value,  or (iv) a  spin-off,  split-off,  or split-up,  the  maximum  number of shares of Company  Stock that any  individual participating  in the Plan may be  granted  in any  year,  the  number of shares covered by outstanding  Grants,  the kind of shares issued or transferred  under the Plan and the price per share of such Grants shall be appropriately  adjusted by the Committee to reflect any increase or decrease in the number of, or change in the kind of,  issued  shares of  Company  Stock to  preclude,  to the  extent practicable,  the  enlargement  or  dilution of rights and  benefits  under such
Grants;  provided,  however,  that any  fractional  shares  resulting  from such adjustment shall be eliminated.  The Committee may also make or provide for such adjustment in the number of shares  specified in Section 4(a) as the  Committee, in  its  sole  discretion,  may  determine  to be  appropriate  to  reflect  any transaction or event described in this Section 4(c); provided, however, that any such  adjustment  will be made if and only to the extent that it would not cause any Option intended to qualify as an Incentive Stock Option not so qualify.  Any adjustments determined by the Committee shall be final, binding and conclusive.

     Section 5. Eligibility for Participation

     (a) Eligible  Persons.  All Employees  (including,  for all purposes of the
         -----------------
Plan, an Employee who is a member of the Board) and Non-Employee Directors shall be eligible to participate in the Plan.

     (b) Selection of Grantees.  The  Committee  shall select the Employees and
         ---------------------
Non-Employee  Directors  to  receive  Grants and shall  determine  the number of shares of Company  Stock  subject to a  particular  Grant in such  manner as the
Committee determines.

     Section 6. Options

     The  Committee may grant  Options to an Employee or  Non-Employee  Director upon such terms as the Committee deems appropriate. The following provisions are applicable to Options:

     (a) Number of Shares. The Committee shall determine the number of shares of
         ----------------
Company  Stock that will be subject  to each Grant of Options to  Employees  and
Non-Employee Directors.

     (b) Type of Option and Price.
         ------------------------

          (i) The Committee may grant  Incentive  Stock Options or  Nonqualified
     Stock Options or any  combination  of the two, all in  accordance  with the terms and  conditions  set forth  herein.  Incentive  Stock  Options may be granted  only to  employees  of the  Company  or its  parent or  subsidiary corporations,  as defined in section  424 of the Code.  Nonqualified  Stock
     Options may be granted to Employees and Non-Employee Directors.

                                      B-5

          (ii) The Exercise Price of Company Stock subject to an Option shall be determined  by the  Committee  and may be equal to or greater than the Fair
     Market Value of a share of Company Stock on the date the Option is granted;
     provided,  however, that an Incentive Stock Option may not be granted to an
     Employee who, at the time of grant,  owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company,  or any parent or subsidiary  corporation of the Company, as defined in section
     424 of the Code,  unless the Exercise Price per share is not less than 110%
     of the Fair Market Value of a share of Company Stock on the date of grant.

     (c) Option Term. The Committee shall determine the term of each Option. The
         -----------
term of any Option  shall not exceed ten years from the date of grant.  However, an  Incentive  Stock  Option that is granted to an Employee  who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any parent or subsidiary  corporation of the  Company,  as defined in section  424 of the Code,  may not have a term that exceeds five years from the date of grant.

     (d) Exercisability  of  Options.   Options  shall  become  exercisable  in
         ---------------------------
accordance with such terms and  conditions,  consistent with the Plan, as may be determined by the Committee and specified in the Grant Instrument. The Committee may accelerate the exercisability of any or all outstanding  Options at any time for any reason.

     (e) Termination of Employment, Disability or Death.
         ----------------------------------------------

          (i) Except as provided  below,  an Option may only be exercised  while the Grantee is employed  by, or  providing  service to, the  Employer as an
     Employee  or  member of the  Board.  Except as  otherwise  provided  by the
     Committee,  any of the Grantee's Options that are not otherwise exercisable as of the date on which the Grantee  ceases to be  employed  by, or provide service to, the Employer shall terminate as of such date.

          (ii) In the event that a Grantee  ceases to be employed by, or provide service to, the  Employer for any reason  other than  Disability,  death or termination  for Cause,  any Option which is otherwise  exercisable  by the
     Grantee shall terminate  unless  exercised within 90 days after the date on which the  Grantee  ceases to be  employed  by, or provide  service to, the
     Employer  (or within such other  period of time as may be  specified by the
     Committee),  but in any event no later than the date of  expiration  of the
     Option term.

          (iii) In the event the Grantee  ceases to be  employed  by, or provide service  to,  the  Company on  account  of a  termination  for Cause by the
     Employer, any Option held by the Grantee shall terminate as of the date the
     Grantee ceases to be employed by, or provide  service to, the Employer.  In addition,  notwithstanding  any other  provisions of this Section 6, if the
     Committee   determines  that  the  Grantee  has  engaged  in  conduct  that constitutes  Cause at any  time  while  the  Grantee  is  employed  by,  or providing  service to, the Employer or after the Grantee's  termination  of employment  or service,  any Option held by the Grantee  shall  immediately terminate and the Grantee shall automatically forfeit all shares underlying any  exercised  portion  of an Option  for which  the  Company  has not yet delivered  the  share  certificates,  upon  refund  by the  Company  of the
     Exercise Price paid by the Grantee for such shares. Upon any exercise of an
     Option,  the Company may withhold  delivery of share  certificates  pending resolution  of an  inquiry  that  could  lead to a finding  resulting  in a forfeiture.

                                      B-6

          (iv) In the event the  Grantee  ceases to be  employed  by, or provide service to, the Employer because the Grantee is Disabled,  any Option which is otherwise  exercisable by the Grantee shall terminate  unless  exercised within 180 days after the date on which the  Grantee  ceases to be employed by, or provide  service to, the  Employer  (or within such other  period of time as may be specified by the Committee),  but in any event no later than the date of expiration of the Option term.

          (v) If the Grantee dies while  employed  by, or providing  service to, the  Employer or within 90 days after the date on which the Grantee  ceases to be employed or provide service on account of a termination  specified in
     Section  6(e)(ii)  above (or  within  such  other  period of time as may be specified by the  Committee),  any Option that is otherwise  exercisable by the Grantee shall terminate unless exercised within 180 days after the date on which the Grantee  ceases to be employed by, or provide  service to, the
     Employer  (or within such other  period of time as may be  specified by the
     Committee),  but in any event no later than the date of  expiration  of the
     Option term.

     (f) Exercise of Options.  A Grantee may exercise an Option that has  become
         -------------------
exercisable,  in whole or in part,  by  delivering  a notice of  exercise to the
Company.  The Grantee shall pay the Exercise Price for an Option as specified by the Committee (w) in cash,  (x) unless the Committee  determines  otherwise,  by delivering shares of Company Stock owned by the Grantee and having a Fair Market
Value  on the  date of  exercise  at least  equal  to the  Exercise  Price or by attestation  (on a form  prescribed by the  Committee) to ownership of shares of
Company  Stock having a Fair Market Value on the date of exercise at least equal to the  Exercise  Price,  (y) by  payment  through a broker in  accordance  with procedures  permitted by Regulation T of the Federal  Reserve  Board,  or (z) by
such other method as the Committee may approve.  Shares of Company Stock used to exercise an Option shall have been held by the Grantee for the requisite  period of time necessary to avoid adverse  accounting  consequences to the Company with respect  to the  Option.  Payment  for the  shares to be  issued or  transferred pursuant to the Option, and any required  withholding taxes, must be received by the Company by the time  specified  by the  Committee  depending  on the type of payment  being made,  but in all cases prior to the issuance or transfer of such shares.

     (g) Limits on Incentive  Stock Options.  Each Incentive  Stock Option shall
         ----------------------------------
provide  that,  if the  aggregate  Fair Market Value of the Company Stock on the date of the grant with respect to which  Incentive Stock Options are exercisable for the first time by a Grantee during any calendar year,  under the Plan or any other  stock  option  plan of the  Company  or a parent or  subsidiary,  exceeds
$100,000,  then the Option, as to the excess, shall be treated as a Nonqualified
Stock Option.  An Incentive  Stock Option shall not be granted to any person who is not an Employee of the Company or a parent or subsidiary  corporation (within the meaning of section 424(f) of the Code) of the Company.

     Section 7. Stock Awards

     The Committee may issue or transfer  shares of Company Stock to an Employee or Non-Employee  Director under a Stock Award,  upon such terms as the Committee deems appropriate. The following provisions are applicable to Stock Awards:

     (a) General  Requirements.  Shares of Company  Stock issued or  transferred
         ---------------------
pursuant to Stock Awards,  subject to the requirements of applicable law, may be issued or transferred for consideration or for no consideration,  and, in either

                                      B-7

case,  subject  to  restrictions  or  no  restrictions,  as  determined  by  the
Committee. The Committee may, but shall not be required to, establish conditions under which  restrictions  on Stock  Awards shall lapse over a period of time or according to such other criteria as the Committee deems appropriate,  including,
without  limitation,   restrictions  based  upon  the  achievement  of  specific
performance  goals. The period of time during which the Stock Awards will remain subject  to  restrictions  will be  designated  in the Grant  Instrument  as the
"Restriction Period."

     (b) Number of Shares. The Committee shall determine the number of shares of
         ----------------
Company  Stock to be issued or  transferred  pursuant  to a Stock  Award and the restrictions applicable to such shares.

     (c) Requirement  of  Employment  or Service.  If the Grantee  ceases  to be
         ---------------------------------------
employed by, or provide service to, the Employer  during a period  designated in the Grant Instrument as the Restriction Period, or if other specified conditions are not met,  the Stock Award shall  terminate  as to all shares  covered by the
Grant as to which the restrictions have not lapsed,  and those shares of Company
Stock must be immediately  returned to the Company.  The Committee may, however, provide  for  complete or partial  exceptions  to this  requirement  as it deems appropriate.

     (d) Restrictions on Transfer and Legend on Stock  Certificate.  During  the
         ---------------------------------------------------------
Restriction  Period,  a  Grantee  may not  sell,  assign,  transfer,  pledge  or otherwise  dispose of the shares of a Stock Award  except  under  Section  15(a)
below.  Unless  otherwise  determined by the Committee,  the Company will retain possession of certificates  for shares of Stock Awards until all restrictions on such shares have lapsed.  Each certificate for a Stock Award, unless held by the
Company, shall contain a legend giving appropriate notice of the restrictions in the Grant.  The Grantee  shall be entitled to have the legend  removed  from the
stock  certificate   covering  the  shares  subject  to  restrictions  when  all restrictions  on such shares have lapsed.  The Committee may determine  that the
Company will not issue  certificates  for Stock Awards until all restrictions on such shares have lapsed.

     (e) Right to Vote and to Receive Dividends. Unless the Committee determines
         --------------------------------------
otherwise,  during the Restriction  Period,  the Grantee shall have the right to vote shares of Stock Awards and to receive any dividends or other  distributions paid on such  shares,  subject to any  restrictions  deemed  appropriate  by the
Committee,   including,   without   limitation,   the  achievement  of  specific
performance goals.

     (f) Lapse of Restrictions.  All restrictions  imposed on Stock Awards shall
         ---------------------
lapse  upon  the  expiration  of  the  applicable  Restriction  Period  and  the satisfaction of all conditions,  if any, imposed by the Committee. The Committee may determine,  as to any or all Stock Awards, that the restrictions shall lapse without regard to any Restriction Period.

     Section 8. Stock Units

     The  Committee  may grant Stock Units,  each of which shall  represent  one hypothetical  share of Company Stock, to an Employee or  Non-Employee  Director,
upon such terms and conditions as the Committee deems appropriate. The following provisions are applicable to Stock Units:

                                      B-8

     (a) Crediting of Units.  Each Stock  Unit shall  represent the right of the
         ------------------
Grantee to  receive a share of  Company  Stock or an amount of cash based on the value of a share of Company Stock, if and when specified conditions are met. All
Stock  Units  shall be  credited  to  bookkeeping  accounts  established  on the
Company's records for purposes of the Plan.

     (b) Terms of Stock  Units.  The  Committee  may grant  Stock Units that are
         ---------------------
payable if specified  performance  goals or other  conditions  are met, or under other  circumstances.  Stock  Units  may  be  paid  at the  end  of a  specified performance  period  or other  period,  or  payment  may be  deferred  to a date authorized by the Committee.  The Committee  shall determine the number of Stock
Units to be granted and the requirements applicable to such Stock Units.

     (c) Requirement  of  Employment  or Service.  If  the Grantee  ceases to be
         ---------------------------------------
employed by, or provide  service to, the Employer  prior to the vesting of Stock
Units,  or if other  conditions  established  by the  Committee are not met, the
Grantee's Stock Units shall be forfeited.  The Committee may,  however,  provide for complete or partial exceptions to this requirement as it deems appropriate.

     (d) Payment  With Respect to Stock  Units.  Payments  with respect to Stock
         -------------------------------------
Units shall be made in cash,  Company Stock or any combination of the foregoing, as the Committee shall determine.

     Section 9. Stock Appreciation Rights

     The  Committee  may grant  SARs to an  Employee  or  Non-Employee  Director separately or in tandem with any Option. The following provisions are applicable to SARs:

     (a) General  Requirements.  The  Committee may grant SARs to an Employee or
         ---------------------
Non-Employee  Director  separately  or in tandem  with any Option  (for all or a portion of the applicable Option). Tandem SARs may be granted either at the time the  Option  is  granted  or at any time  thereafter  while the  Option  remains outstanding;  provided, however, that, in the case of an Incentive Stock Option,
SARs may be granted only at the time of the Grant of the Incentive Stock Option.
The Committee  shall establish the base amount of the SAR at the time the SAR is granted.  The base  amount of each SAR shall be equal to the per share  Exercise
Price of the related Option or, if there is no related  Option,  an amount equal to or greater than the Fair Market  Value of a share of Company  Stock as of the date of Grant of the SAR.

     (b) Tandem SARs. In the case of tandem SARs,  the number of SARs granted to
         -----------
a Grantee that shall be exercisable  during a specified  period shall not exceed the number of shares of Company  Stock that the  Grantee may  purchase  upon the exercise  of the related  Option  during such  period.  Upon the  exercise of an
Option,  the SARs relating to the Company  Stock covered by such exercise  shall terminate.  Upon the exercise of SARs, the related Option shall terminate to the extent of an equal number of shares of Company Stock.

     (c) Exercisability. An SAR shall be exercisable during the period specified
         --------------
by the  Committee in the Grant  Instrument  and shall be subject to such vesting and  other  restrictions  as  may be  specified  in the  Grant  Instrument.  The
Committee may accelerate the  exercisability  of any or all outstanding  SARs at any time  for any  reason.  SARs may only be  exercised  while  the  Grantee  is employed  by, or  providing  service to, the  Employer or during the  applicable period after  termination  of employment or service as described in Section 6(e)

                                      B-9

above. A tandem SAR shall be exercisable  only during the period when the Option to which it is related is also exercisable.

     (d) Value of SARs. When a Grantee exercises SARs, the Grantee shall receive
         -------------
in  settlement  of  such  SARs  an  amount  equal  to the  value  of  the  stock appreciation for the number of SARs exercised. The stock appreciation for an SAR is the amount by which the Fair Market Value of the underlying  Company Stock on the date of exercise of the SAR exceeds the base amount of the SAR as  described in subsection (a).

     (e) Form of Payment.  The appreciation in an SAR shall be paid in shares of
         ---------------
Company Stock, cash or any combination of the foregoing,  as the Committee shall determine.  For purposes of calculating the number of shares of Company Stock to be received,  shares of Company Stock shall be valued at their Fair Market Value on the date of exercise of the SAR.

     Section 10. Other Stock-Based Awards

     The Committee may grant Other Stock-Based  Awards,  which are awards (other than those described in Sections 6, 7, 8 and 9 of the Plan) that are based on or measured by Company Stock,  to any Employee or  Non-Employee  Director,  on such terms and conditions as the Committee shall determine.  Other Stock-Based Awards may be  awarded  subject  to the  achievement  of  performance  goals  or  other conditions and may be payable in cash,  Company Stock or any  combination of the foregoing, as the Committee shall determine.

     Section 11. Dividend Equivalents

     The Committee may grant Dividend Equivalents in connection with Stock Units or Other  Stock-Based  Awards.  Dividend  Equivalents  may be paid  currently or accrued as contingent  cash  obligations and may be payable in cash or shares of
Company Stock,  and upon such terms as the Committee may  establish,  including, without limitation, the achievement of specific performance goals.

     Section 12. Qualified Performance-Based Compensation

     The  Committee  may  determine  that  Stock  Awards,   Stock  Units,  Other
Stock-Based  Awards and  Dividend  Equivalents  granted to an Employee  shall be considered  "qualified  performance-based  compensation" under section 162(m) of the Code. The following  provisions shall apply to Grants of Stock Awards, Stock
Units,  Other  Stock-Based  Awards  and  Dividend  Equivalents  that  are  to be considered  "qualified  performance-based  compensation" under section 162(m) of the Code:

     (a) Performance Goals.
         -----------------

          (i) When  Stock  Awards,  Stock  Units,  Other  Stock-Based  Awards or
     Dividend Equivalents that are to be considered "qualified performance-based compensation" are granted, the Committee shall establish in writing (A) the objective  performance  goals that must be met, (B) the performance  period during which the performance  will be measured,  (C) the threshold,  target and maximum amounts that may be paid if the performance  goals are met, and
     (D)  any  other  conditions  that  the  Committee  deems   appropriate  and
     consistent with the Plan and Section 162(m) of the Code.

                                     B-10

          (ii) The business  criteria may relate to the Grantee's  business unit or the  performance of the Company and its  subsidiaries as a whole, or any
     combination  of  the  foregoing.   The  Committee   shall  use  objectively
     determinable  performance  goals  based  on one or  more  of the  following
     criteria:  stock  price,  earnings  per  share,  net  earnings,   operating
     earnings,  earnings before income taxes, EBITDA (earnings before income tax expense,  interest  expense,  and depreciation  and amortization  expense), return on assets,  shareholder return,  return on equity, growth in assets, unit  volume,  sales  or  market  share,  or  strategic  business  criteria consisting of one or more  objectives  based on meeting  specified  revenue goals, market penetration goals,  geographic business expansion goals, cost targets or goals relating to acquisitions or divestitures.

     (b)  Establishment  of Goals. The Committee shall establish the performance
          -----------------------
goals in writing either before the beginning of the performance period or during a period  ending no later than the earlier of (i) 90 days after the beginning of the performance  period or (ii) the date on which 25% of the performance  period has been completed,  or by such other date as may be required or permitted under applicable  regulations  under section 162(m) of the Code. The performance goals shall satisfy the requirements for "qualified  performance-based  compensation,"
including the  requirement  that the  achievement of the goals be  substantially uncertain at the time they are  established and that the goals be established in such a way  that a third  party  with  knowledge  of the  relevant  facts  could determine  whether and to what extent the  performance  goals have been met. The
Committee shall not have discretion to increase the amount of compensation  that is payable upon achievement of the designated performance goals.

     (c)  Announcement  of Grants.  The Committee shall certify and announce the
          -----------------------
results for each  performance  period to all Grantees after the  announcement of the Company's financial results for the performance period. If and to the extent that the Committee  does not certify that the  performance  goals have been met, the grants of Stock Awards,  Stock Units,  Other Stock-Based Awards and Dividend
Equivalents for the performance  period shall be forfeited or shall not be made,
as   applicable.   If   Dividend   Equivalents   are   granted   as   "qualified
performance-based  compensation" under section 162(m) of the Code, a Grantee may not accrue more than $50,000 of such  Dividend  Equivalents  during any calendar year.

     Section 13. Deferrals

     The  Committee  may  permit or  require a Grantee  to defer  receipt of the payment of cash or the  delivery of shares that would  otherwise  be due to such
Grantee in connection with any Stock Units or Other  Stock-Based  Awards. If any such deferral  election is permitted or required,  the Committee shall establish rules and  procedures  for such  deferrals and may provide for interest or other earnings to be paid on such  deferrals.  The rules and  procedures  for any such deferrals shall be consistent  with  applicable  requirements of section 409A of the Code.

     Section 14. Withholding of Taxes

     (a)  Required  Withholding.  All Grants  under the Plan shall be subject to
          ---------------------
applicable   federal   (including   FICA),   state  and  local  tax  withholding
requirements.  The  Employer  may  require  that the  Grantee  or  other  person receiving  or  exercising  Grants pay to the Employer the amount of any federal, state or local taxes that the  Employer is required to withhold  with respect to such  Grants,  or the Employer may deduct from other salary or wages paid by the
Employer the amount of any withholding taxes due with respect to such Grants.

                                     B-11

     (b) Election to Withhold Shares. If the Committee so permits, a Grantee may
         ---------------------------
elect to satisfy the  Employer's  tax  withholding  obligation  with  respect to
Grants paid in Company  Stock by having shares valued at their Fair Market Value withheld  up to an amount  that does not exceed the tax  withholding  obligation determined at the Grantee's minimum applicable  withholding tax rate for federal
(including  FICA),  state and local tax  liabilities.  The election must be in a form and  manner  prescribed  by the  Committee  and may be subject to the prior approval of the Committee.

     Section 15. Transferability of Grants

     (a)  Nontransferability  of  Grants.  Except as  provided  below,  only the
          ------------------------------
Grantee may  exercise  rights  under a Grant during the  Grantee's  lifetime.  A
Grantee  may not  transfer  those  rights  except  (i) by will or by the laws of descent and  distribution  or (ii) with respect to Grants  other than  Incentive
Stock Options,  pursuant to a domestic relations order. When a Grantee dies, the personal representative or other person entitled to succeed to the rights of the
Grantee  may  exercise  such  rights.  Any such  successor  must  furnish  proof satisfactory to the Company of the successor's  right to receive the Grant under the Grantee's will or under the applicable laws of descent and distribution.

     (b) Transfer of Nonqualified Stock Options.  Notwithstanding the foregoing,
         --------------------------------------
the Committee may provide,  in a Grant  Instrument,  that a Grantee may transfer
Nonqualified  Stock  Options to family  members,  or one or more trusts or other entities  for the  benefit of or owned by family  members,  consistent  with the applicable  securities  laws,  according  to such  terms  as the  Committee  may determine;  provided that the Grantee receives no consideration for the transfer of an Option and the transferred Option shall continue to be subject to the same terms and  conditions as were  applicable to the Option  immediately  before the transfer.

     Section 16. Consequences of a Change of Control

     In the event of a Change of Control the Committee may, but need not, in its sole discretion,  take any or all of the following  actions:  (i) accelerate the exercisability  of the  outstanding  Options and SARs in whole or in part;  (ii)
determine that the restrictions and conditions on outstanding Stock Awards shall lapse  in whole  or in  part;  (iii)  determine  that  all  Stock  Units,  Other
Stock-Based  Awards and Dividend  Equivalents are fully vested and shall be paid at no less than their target values, if any, or in such amounts as the Committee may determine in the case of such Awards  without  target  values;  (iv) require that  Grantees  surrender  their  outstanding  Options  and  SARs  as of a  date specified by the  Committee in exchange for one or more payments by the Company, in cash or Company Stock as determined by the  Committee,  in an amount equal to the amount by which the then Fair  Market  Value of the shares of Company  Stock subject to the Grantee's unexercised Options and SARs exceeds the Exercise Price of the Options or the base amount of the SARs, as  applicable;  (v) after giving
Grantees  an  opportunity  to  exercise  their  outstanding  Options  and  SARs, terminate any or all unexercised  Options and SARs at such time as the Committee deems appropriate;  or (vi) determine that outstanding Options and SARs that are not exercised shall be assumed by, or red with comparable  options or rights by,
the  surviving   corporation  (or  a  parent  or  subsidiary  of  the  surviving corporation).

                                     B-12

     Section 17. Requirements for Issuance or Transfer of Shares

     No Company  Stock shall be issued or  transferred  in  connection  with any
Grant  hereunder  unless  and  until all legal  requirements  applicable  to the issuance  or  transfer  of such  Company  Stock have been  complied  with to the satisfaction  of the Committee.  The Committee shall have the right to condition any  Grant  on  the  Grantee's  undertaking  in  writing  to  comply  with  such restrictions on his or her subsequent disposition of the shares of Company Stock
as  the  Committee   shall  deem  necessary  or  advisable,   and   certificates
representing  such  shares may be  legended  to reflect  any such  restrictions.
Certificates  representing  shares of Company Stock issued or transferred  under the Plan may be subject to such  stop-transfer  orders and other restrictions as the Committee deems appropriate to comply with applicable laws,  regulations and interpretations, including any requirement that a legend be d thereon.

     Section 18. Amendment and Termination of the Plan

     (a)  Amendment.  The  Board may  amend or  terminate  the Plan at any time;
          ---------
provided,  however,  that the Board shall not amend the Plan without shareholder approval if such  approval is required in order to comply with the Code or other applicable law, or to comply with applicable stock exchange requirements.

     (b) No Repricing Without Shareholder Approval.  Notwithstanding anything in
         -----------------------------------------
the Plan to the contrary,  the Committee  may not reprice  Options,  nor may the
Board amend the Plan to permit repricing of Options,  unless the shareholders of the Company  provide  prior  approval for such  repricing.  An  adjustment to an
Option  pursuant to Section  4(c) above shall not  constitute a repricing of the
Option.

     (c)  Shareholder  Re-Approval  Requirement.  If Stock Awards,  Stock Units,
          -------------------------------------
Other  Stock-Based  Awards or Dividend  Equivalents  are  granted as  "qualified performance-based  compensation"  under  Section  12  above,  the  Plan  must be reapproved by the shareholders no later than the first shareholders meeting that occurs in the fifth year following the year in which the shareholders previously approved the provisions of Section 12, if required by section 162(m) of the Code or the regulations thereunder.

     (d)  Termination of Plan. The Plan shall  terminate on the day  immediately
          -------------------
preceding  the tenth  anniversary  of its  effective  date,  unless  the Plan is terminated earlier by the Board or is extended by the Board with the approval of the shareholders.

     (e)  Termination  and Amendment of  Outstanding  Grants.  A termination  or
          --------------------------------------------------
amendment  of the Plan that  occurs  after a Grant is made shall not  materially impair  the  rights of a Grantee  unless  the  Grantee  consents  or unless  the
Committee acts under Section 19(f) below.  The termination of the Plan shall not impair the power and authority of the Committee  with respect to an  outstanding
Grant.  Whether  or not the Plan has  terminated,  an  outstanding  Grant may be terminated  or amended  under Section 19(f) below or may be amended by agreement of the Company and the Grantee consistent with the Plan.

     (f) Effective  Date of the Plan. The Plan shall be effective as of the date
         ---------------------------
on which the shareholders approve the Plan.

                                     B-13

     Section 19. Miscellaneous

     (a) Grants in Connection with Corporate Transactions and Otherwise. Nothing
         --------------------------------------------------------------
contained in the Plan shall be construed to (i) limit the right of the Committee to make Grants under the Plan in connection with the  acquisition,  by purchase, lease,  merger,  consolidation  or  otherwise,  of the business or assets of any corporation,  firm or  association,  including  Grants to employees  thereof who become Employees,  or (ii) limit the right of the Company to grant stock options or make other awards  outside of the Plan.  The Committee may make a Grant to an employee of another corporation who becomes an Employee by reason of a corporate merger,  consolidation,  acquisition  of stock or  property,  reorganization  or liquidation  involving the Company,  in substitution for a stock option or stock awards grant made by such corporation.  Notwithstanding  anything in the Plan to the contrary,  the Committee may establish  such terms and conditions of the new
Grants as it deems appropriate,  including setting the Exercise Price of Options or the base price of SARs at a price  necessary  to retain for the  Grantee  the same economic value as the prior options or rights.

     (b) Governing  Document.  The Plan shall be the  controlling  document.  No
         -------------------
other statements,  representations,  explanatory materials or examples,  oral or written,  may amend the Plan in any manner.  The Plan shall be binding  upon and enforceable against the Company and its successors and assigns.

     (c) Funding of the Plan. The Plan shall be unfunded.  The Company shall not
         -------------------
be required  to  establish  any  special or  separate  fund or to make any other segregation of assets to assure the payment of any Grants under the Plan.

     (d) Rights of  Grantees.  Nothing in the Plan shall  entitle any  Employee,
         -------------------
Non-Employee  Director  or other  person to any  claim or right to be  granted a
Grant under the Plan.  Neither the Plan nor any action taken  hereunder shall be construed as giving any individual any rights to be retained by or in the employ of the Employer or any other employment rights.

     (e) No Fractional  Shares.  No fractional  shares of Company Stock shall be
         ---------------------
issued or  delivered  pursuant  to the Plan or any  Grant.  Except as  otherwise provided  under the Plan,  the Committee  shall  determine  whether cash,  other awards or other  property  shall be  issued  or paid in lieu of such  fractional shares  or  whether  such  fractional  shares  or any  rights  thereto  shall be forfeited or otherwise eliminated.

     (f) Compliance with Law. The Plan, the exercise of Options and SARs and the
         -------------------
obligations  of the Company to issue or transfer  shares of Company  Stock under
Grants shall be subject to all applicable laws and regulations, and to approvals by any  governmental  or regulatory  agency as may be required.  With respect to persons  subject  to  section 16 of the  Exchange  Act,  it is the intent of the
Company  that the Plan  and all  transactions  under  the Plan  comply  with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. In addition,  it is the intent of the Company that  Incentive  Stock Options comply with the  applicable  provisions  of  section  422 of the Code,  that  Grants of
"qualified performance-based compensation" comply with the applicable provisions of section 162(m) of the Code and that, to the extent applicable,  Grants comply with the  requirements of section 409A of the Code. To the extent that any legal requirement of section 16 of the Exchange Act or section 422,  162(m) or 409A of the Code as set forth in the Plan ceases to be required  under section 16 of the

                                     B-14

Exchange Act or section  422,  162(m) or 409A of the Code,  that Plan  provision shall cease to apply.  Any  provision  that would cause the Plan or any Grant to fail to satisfy  section  409A of the Code  shall have no force or effect  until amended  to  comply  with  section  409A of the  Code  (which  amendment  may be retroactive to the extent  permitted by section 409A of the Code and may be made by the Company  without the consent of  Grantees).  The Committee may revoke any
Grant if it is  contrary  to law or  modify a Grant to bring it into  compliance with any valid and mandatory government regulation.

     (g) Employees  Subject to Taxation Outside the United States.  With respect
         --------------------------------------------------------
to  Grantees  who are  believed  by the  Committee  to be subject to taxation in countries  other than the United  States,  the Committee may make Grants on such terms  and  conditions,  consistent  with  the  Plan,  as  the  Committee  deems appropriate  to  comply  with  the  laws of the  applicable  countries,  and the
Committee  may  create  such  procedures,  addenda  and  subplans  and make such modifications as may be necessary or advisable to comply with such laws.

     (h) Governing Law. The validity, construction, interpretation and effect of
         -------------
the Plan and Grant  Instruments  issued  under the Plan  shall be  governed  and construed by and determined in accordance  with the laws of New Jersey,  without giving effect to the conflict of laws provisions thereof.

                                     B-15

                                PRELIMINARY COPY

PROXY                           AMREP CORPORATION                          PROXY

                       SOLICITED BY BOARD OF DIRECTORS FOR
                       2006 ANNUAL MEETING OF SHAREHOLDERS

                     The Conference Center at Normandy Farm
               Route 202 and Morris Road, Blue Bell, Pennsylvania
                    September 20, 2006, 9:00 A.M. Local Time

     The undersigned  hereby  appoints Lonnie A. Coombs and Peter M. Pizza,  and each of them acting alone, with full power of substitution,  proxies to vote the
Common Stock of the  undersigned at the 2006 Annual Meeting of  Shareholders  of
AMREP Corporation,  and any adjournment  thereof, for the election of directors, approval of an amendment to the Certificate of Incorporation and approval of the adoption of the 2006 Equity Compensation Plan as set forth in the Notice of 2006
Annual Meeting of  Shareholders  and Proxy  Statement of the Board of Directors,
and upon all other matters which come before said meeting or any continuation or adjournment thereof.

     Receipt  of  the  Notice  of  2006  Annual  Meeting  of  Shareholders   and
accompanying Proxy Statement of the Board of Directors is acknowledged.

     Unless  otherwise  specified,  this proxy will be voted FOR the election of directors, FOR approval of the amendment to the Certificate of Incorporation and
FOR approval of the adoption of the 2006 Equity  Compensation  Plan as set forth in the Proxy Statement.

                         (Continued and to be dated and signed on reverse side.)

        PLEASE MARK, DATE SIGN
        AND MAIL YOUR PROXY                          [X]
        PROMPTLY IN THE ENVELOPE            Votes MUST be indicated
        PROVIDED.                           (x) in Black or Blue ink.

     A vote FOR each ITEM is recommended by the Board of Directors.

                                                                                                       FOR     AGAINST     ABSTAIN
1.       ELECTION OF TWO (2) DIRECTORS.                              2.  APPROVAL OF AMENDMENT
                                                                         TO THE CERTIFICATE OF        [  ]      [  ]         [  ]
                                                                         INCORPORATION

FOR all      [  ]    WITHHOLD AUTHORITY   [  ]     * EXCEPTIONS   [  ]
nominees             to vote for all
listed below         nominees listed
                     below
Nominees: Edward B. Cloues II, James Wall                            3.  APPROVAL OF ADOPTION OF
                                                                         THE 2006 EQUITY              [  ]      [  ]         [  ]
                                                                         COMPENSATION PLAN
(INSTRUCTION:  To  withhold  authority  to vote for
any individual  nominee,  mark the "Exceptions" box
and  write  that   nominee's   name  in  the  space
provided below.)

*Exceptions ____________________________________________

                               To change your address, please mark this box. [ ]

               If stock is held in the name of more than one person, all holders should  sign.  Sign  exactly  as name or  names  appear  at left.
               Persons  signing in a fiduciary  capacity  should  include  their title as such.

       ______________________________              _____________________________
       Date     Share owner sign here              Co-Owner sign here